UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07239

Name of Registrant:	Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - March 31, 2006

Item 1:	Reports to Shareholders

 Vanguard® Strategic Equity Fund

> Semiannual Report

March 31, 2006

> During the six months ended March 31, 2006, Vanguard Strategic Equity Fund posted a 10.5% return. The fund’s return fell shy of that of its primary benchmark, but surpassed the returns of its average peer fund and the broad U.S. stock market.

> Strong stock selection helped the fund to outperform the index in the materials and consumer discretionary sectors.

> Poor stock selection in the health care, information technology, and financials sectors was a detractor.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	8

Performance Summary	9

Financial Statements	10

About Your Fund's Expenses	26

Trustees Renew Advisory Arrangement	28

Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006

Total Return
Vanguard Strategic Equity Fund	10.5%
MSCI US Small + Mid Cap 2200 Index	12.0
Average Mid-Cap Core Fund(1)	10.3
Dow Jones Wilshire 5000 Index	8.0

Your Fund’s Performance at a Glance
 September 30, 2005–March 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Strategic Equity Fund	$23.28	$23.93	$0.21	$1.44

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund earned a 10.5% return for the fiscal half-year ended March 31, 2006. Although this result surpassed the average return of the fund’s peer group and the broad U.S. stock market, it fell 1.5 percentage points short of the result for the fund’s index benchmark.

The first table on page 1 shows the total returns (capital change plus reinvested distributions) for the fund, the benchmark MSCI US Small + Mid Cap 2200 Index, the average peer fund, and the broad U.S. market.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets.

2

However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Weak stock picks in some sectors restrained the fund’s gains

Your fund’s six-month return of 10.5% was excellent in absolute terms and respectable relative to the return of the broad U.S. stock market. However, the fund lagged its benchmark, the MSCI US Small + Mid Cap 2200 Index.

The fund’s advisor, Vanguard Quantitative Equity Group, keeps the portfolio’s sector weightings very close to those of the benchmark. By maintaining this “sector-neutral” position, the advisor puts stock selection in the driver’s seat. How well the

Market Barometer

	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

3

fund does compared with the index is not a matter of big-picture stock market or economic issues, but of whether the fund held the best performers in each segment of its benchmark. Over long periods, the answer to that question has been a resounding yes. In the past six months, though, the response was “not quite.”

Despite notable successes, the advisor’s computer-driven selection process identified more underperformers than outperformers, which kept its return a bit below the benchmark result.

The fund earned positive absolute returns in nine of the ten sectors in which it invested. The materials sector was the standout performer, as Strategic Equity’s holdings—which included a number of steel, iron, and cement producers—posted gains that outpaced the index sector by a wide margin. The two biggest contributors to the fund’s outperformance in this group—Reliance Steel & Aluminum and Nucor—came from the steelmaking subsector. Consumer discretionary holdings also fared well; strong consumer spending helped several of the fund’s selections among restaurants, hotels, and specialty retailers to turn in solid results.

On the other hand, the fund experienced miscues and missed opportunities in a few of its largest sectors. For instance, the fund did not hold some of the better-performing health care and information technology names in the index. The advisor also made some disappointing stock choices in financials (the fund’s largest sector position), particularly among insurance companies and consumer lenders.

Although the fund’s showing over the six-month period trailed that of its benchmark, its low costs once again lent a competitive edge to its bottom-line result. As the chart below shows, the fund’s expenses are just a fraction of those of its average peers, which means that you keep a larger portion of the fund’s return.

Annualized Expense Ratios:(1)
Your fund compared with its peer group

	Fund	Average Mid-Cap Core Fund
Strategic Equity Fund	0.36%	1.52%

1 Fund expense ratio reflects the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

Secure your future by maintaining your balance

Debates about the direction and magnitude of future stock returns are a staple of the financial media. The back-and-forth can make for interesting theater, and occasionally for educational commentary, but it has almost no relevance for your own investment plan.

Vanguard’s typical response to big-picture questions about the market’s direction is that we simply can’t know. What we can do is encourage investors to develop a portfolio with the appropriate mix of stock, bond, and money market funds to meet their own unique needs. If you ignore the sideshow chatter and instead focus on maintaining a balanced, diversified, and low-cost portfolio of mutual funds, you will be well-positioned to ride out the market’s moves, whatever they may be.

The Strategic Equity Fund can play an important role in a diversified portfolio designed to help you meet your long-term financial goals. In light of the advisor’s proven skill and the fund’s low operating expenses, we are confident in the fund’s continuing ability to post competitive long-term results.

Please note that on April 20, Vanguard Strategic Equity Fund was closed to new accounts. The fund has experienced sustained cash flows coupled with strong market appreciation. As a result, the fund trustees elected to close the fund to keep assets at reasonable levels.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 20, 2006

5

Advisor’s Report

For the six months ended March 31, 2006, Vanguard Strategic Equity Fund returned 10.5%, lagging the return of the fund’s target benchmark, the MSCI US Small + Mid Cap 2200 Index, but surpassing the average return of its peer group by a small margin.

The investment environment

Small- and mid-capitalization U.S. stocks rose sharply during the six-month period. Market participants consistently shrugged off potentially bad news—high commodity prices, rising short-term interest rates, and record-high budget and trade deficits—and rewarded investors by focusing on the beneficial effects of robust economic growth fueling corporate profit gains. Mid- and small-cap U.S. stocks performed very well, as evidenced by the six-month return of 12% for the MSCI U.S. Small + Mid Cap 2200 Index, a result that bested the Strategic Equity Fund’s return by 1.5 percentage points.

As we have mentioned in each of our last several reports to you—during a period in which the fund performed largely in line with its benchmark—Strategic Equity will produce returns different from those of the broad small- and mid-cap segments of the U.S. stock market by its very nature of being an actively managed stock fund. Although we certainly would like to report better returns for this period, our long-term results suggest that our approach has served shareholders well to this point.

Our investment approach

Our investment strategy combines rigorous, fundamentally based stock selection with a sophisticated risk-control approach in an effort to outperform the benchmark while minimizing unintended “bets” that could detract from performance. Our process is quantitative, which means that we assess securities by means of computer programs that collect, filter, and analyze the appropriate data in a consistent, objective manner. This approach should not be confused with the technical analysis. Our stock-selection process is based on each stock’s fundamental characteristics and focuses on identifying firms with attractive valuations and strong earnings growth prospects. We believe these securities will outperform their peers over the long run. At the same time, we maintain a risk posture that aims to keep our overall sector returns in line with those of the benchmark and to provide broad diversification within the universe of mid-and small-capitalization stocks.

The fund’s successes and shortfalls

The Strategic Equity Fund fell short of its benchmark index in the six-month period primarily because the market did not reward companies that offered more attractive valuations than their peers (i.e., those with lower price/earnings or price/book ratios), especially among our mid-cap holdings. Some of the more speculative names in the biotechnology, telecommunication, and semiconductors industries rallied, but our models tend not to like such fare because of generally poor valuations. Although no single stock performed especially poorly,

6

the fund’s cumulative underperformance in these segments accounted for more than 1 percentage point of our relative shortfall.

In contrast, our performance among materials stocks was very good because of the success of companies that combined modest valuations and recent earnings momentum. In particular, our models tended to favor stocks in construction materials and in metals and mining whose returns were positive in the face of high commodity prices.

We keep Strategic Equity’s market capitalization and industry group weightings close to those of its small- and mid-cap benchmark index because we believe that taking positions based on those factors can have large, unpredictable effects on short-term returns. In other words, we do not want our stock-selection results—which we believe are more consistent over time—to be swamped by a “bet” on industries or market capitalization. This is especially true in periods marked by substantial differences in industry group returns, including the six-month period covered by this report. Over this period, four groups produced negative returns—media (–15%), automobiles and components (–10%), utilities (–5%), and household and personal products (–0.2%)—while four other groups posted returns in excess of 25%, led by semiconductors (+31%). Our research suggests that attempts to “time” these differences in industry performance go unrewarded over the long run and simply increase return volatility.

The fund’s positioning

Although there have been no substantive changes to our investment process, we increased Strategic Equity’s holdings to roughly 660 securities as of March 31, 2006, from about 480 as of September 30, 2005. Given the strong cash flow we experienced over this period, we took the opportunity to further diversify the fund’s holdings without sacrificing our return expectations. In other words, the attractiveness of the fund’s holdings—based on the output of our stock-selection models—remained consistent over the period.

We continue to purchase stocks with above-average return potential according to our quantitative models while tightly controlling risk relative to the fund’s benchmark. We reposition the portfolio over time to ensure that it has an appropriate mix of stocks that offer attractive valuations and strong earnings growth potential.

Thank you for your continued investment.

James D. Troyer, Principal and
Portfolio Manager
Joel M. Dickson, Principal
Vanguard Quantitative Equity Group
April 19, 2006

7

Fund Profile
As of March 31, 2006

Portfolio Characteristics

	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	663	2,160	4,980
Median Market Cap	$ 3.7B	$3.8B	$26.3B
Price/Earnings Ratio	16.7x	23.4x	20.9x
Price/Book Ratio	2.5x	2.8x	2.9x
Yield	1.1%	1.2	1.6
Return on Equity	13.1%	13.0	17.2
Earnings Growth Rate	17.9%	15.4	10.5
Foreign Holdings	0.0%	0.0	2.4
Turnover Rate	78%[3]	—	—
Expense Ratio	0.36%[3]	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)

	Fund	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	16%	16%	12%
Consumer Staples	3	3	8
Energy	9	9	9
Financials	21	21	22
Health Care	11	11	12
Industrials	13	13	11
Information Technology	15	15	16
Materials	5	5	4
Telecommunication Services	2	2	3
Utilities	5	5	3

Volatility Measures

	Fund	Spliced Index[4]	Fund	Broad Index[2]
R-Squared	0.98	1.00	0.84	1.00
Beta	0.99	1.00	1.23	1.00

Ten Largest Holdings5 (% of total net assets)

CSX Corp.	railroads	1.1%

Freeport-McMoRan
Copper & Gold, Inc.	diversified metals
Class B	and mining	1.0

Parker Hannifin Corp.	industrial machinery	1.0

CIT Group Inc.	specialized finance	1.0

Fiserv, Inc.	data processing and
	outsourced services	0.9

Sunoco, Inc.	oil and gas refining
	and marketing	0.9

Reliance Steel &
Aluminum Co.	steel	0.9

Radian Group, Inc.	thrifts and mortgage
	finance	0.9

National Semiconductor
Corp.	semiconductors	0.9

Helmerich & Payne, Inc.	oil and gas drilling	0.8

Top Ten		9.4%

Investment Focus

1 MSCI US Small + Mid Cap 2200 Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
5“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
   See page 29 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995-March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Strategic Equity Fund	8/14/1995	22.28%	14.61%	12.67%	1.10%	13.77%

1 Six months ended March 31, 2006.
2 The Spliced Small and Mid Cap Index reflects the returns of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index
   thereafter.
   Note: See Financial Highlights table on page 23 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (15.8%)
Royal Caribbean Cruises, Ltd.	1,330,619	55,913
* Getty Images, Inc.	743,800	55,696
Darden Restaurants Inc.	1,356,400	55,653
Abercrombie & Fitch Co.	923,900	53,863
* AutoNation, Inc.	1,908,400	41,126
VF Corp.	666,294	37,912
Hilton Hotels Corp.	1,270,700	32,352
Nordstrom, Inc.	732,000	28,680
Whirlpool Corp.	299,900	27,432
* Guess ?, Inc.	687,900	26,904
Pulte Homes, Inc.	697,300	26,790
American Eagle Outfitters, Inc.	822,274	24,553
Polo Ralph Lauren Corp.	376,300	22,808
Lennar Corp. Class A	376,912	22,758
Boyd Gaming Corp.	427,300	21,339
* Timberland Co.	619,800	21,216
* The Warnaco Group, Inc.	875,096	21,002
Men's Wearhouse, Inc.	574,550	20,649
Claire's Stores, Inc.	568,300	20,635
KB Home	313,300	20,358
Phillips-Van Heusen Corp.	508,500	19,430
*^ The Goodyear Tire & Rubber Co.	1,341,597	19,426
^ Regal Entertainment Group Class A	926,600	17,429
Newell Rubbermaid, Inc.	675,146	17,007
Barnes & Noble, Inc.	301,700	13,954
American Greetings Corp. Class A	621,400	13,435
Jones Apparel Group, Inc.	348,500	12,326
* Career Education Corp.	324,600	12,247
Advance Auto Parts, Inc.	290,378	12,091
Meredith Corp.	193,320	10,785
* The Pantry, Inc.	166,400	10,382
* Payless ShoeSource, Inc.	452,400	10,355
Jackson Hewitt Tax Service Inc.	321,600	10,156
Hasbro, Inc.	468,200	9,879
* Toll Brothers, Inc.	282,017	9,766
* Vail Resorts Inc.	243,500	9,307
^New York Times Co. Class A	366,576	9,278
Dillard's Inc.	354,100	9,221
Beazer Homes USA, Inc.	134,700	8,850
* Charming Shoppes, Inc.	580,258	8,628
Sherwin-Williams Co.	161,857	8,002
Finish Line, Inc.	480,108	7,898
* Genesco, Inc.	200,200	7,786
* RCN Corp.	293,166	7,593
* Jack in the Box Inc.	173,100	7,530
* JAKKS Pacific, Inc.	278,100	7,436
Catalina Marketing Corp.	292,900	6,766
* Discovery Holding Co. Class A	448,644	6,730
Belo Corp. Class A	335,400	6,668
* Skechers U.S.A., Inc.	266,800	6,651
Michaels Stores, Inc.	171,400	6,441
Domino's Pizza, Inc.	218,100	6,227

10

	Shares	Market Value• ($000)
^The McClatchy Co. Class A	124,400	6,077
Brinker International, Inc.	142,400	6,016
* Pixar, Inc.	88,705	5,690
Cato Corp. Class A	234,250	5,589
* CSK Auto Corp.	377,100	5,230
ServiceMaster Co.	398,500	5,228
Modine Manufacturing Co.	174,700	5,154
* ProQuest Co.	234,700	5,020
* Pacific Sunwear of California, Inc.	224,314	4,971
* Meritage Corp.	80,000	4,397
Bandag, Inc.	103,500	4,334
* Education Management Corp	103,665	4,312
Sinclair Broadcast Group, Inc.	524,000	4,271
* Scholastic Corp.	130,800	3,500
American Axle & Manufacturing Holdings, Inc.	194,000	3,323
* Zale Corp.	107,600	3,016
Bob Evans Farms, Inc.	97,378	2,893
ArvinMeritor, Inc.	189,300	2,822
John Wiley & Sons Class A	73,900	2,797
* O'Reilly Automotive, Inc.	76,000	2,779
Sonic Automotive, Inc.	96,900	2,690
Aaron Rents, Inc. Class B	99,000	2,690
* Tenneco Automotive, Inc.	121,900	2,644
Genuine Parts Co.	59,100	2,590
* Steak n Shake Co.	121,208	2,557
K-Swiss, Inc.	77,251	2,328
Harte-Hanks, Inc.	83,900	2,295
* Emmis Communications, Inc.	139,100	2,226
World Wrestling Entertainment, Inc.	126,487	2,138
* Sotheby's Holdings Class A	66,278	1,925
*^ Charter Communications, Inc.	1,578,000	1,720
Brookfield Homes Corp.	31,800	1,649
Westwood One, Inc.	137,600	1,519
Journal Communications, Inc.	119,800	1,486
Stage Stores, Inc.	48,000	1,428
The Buckle, Inc.	32,100	1,314
* Bright Horizons Family Solutions, Inc.	32,941	1,276
Handleman Co.	116,400	1,117
M/I Homes, Inc.	23,600	1,109
* K2 Inc.	87,500	1,098
* Fleetwood Enterprises, Inc.	95,600	1,068
Burlington Coat Factory Warehouse Corp.	23,300	1,059
* DSW Inc. Class A	32,800	1,027
Landry's Restaurants, Inc.	24,600	869
Interactive Data Corp.	34,566	812
UniFirst Corp.	20,200	671
Group 1 Automotive, Inc.	13,000	618
Ruby Tuesday, Inc.	17,700	568
* Cox Radio, Inc.	40,000	537
* Alderwoods Group, Inc.	21,700	388
Journal Register Co.	31,300	381
CSS Industries, Inc.	8,500	278
* Playboy Enterprises, Inc. Class B	19,300	274
* Papa John's International, Inc.	7,955	261
* TRW Automotive Holdings Corp.	11,100	259
AFC Enterprises, Inc.	12,169	169
Deb Shops, Inc.	5,500	163
Stewart Enterprises, Inc. Class A	16,400	94
* Palm Harbor Homes, Inc.	2,300	49
		1,102,082
Consumer Staples (2.8%)
The Pepsi Bottling Group, Inc.	1,345,700	40,896
Carolina Group	532,700	25,181
Longs Drug Stores, Inc.	511,200	23,658
* Central Garden and Pet Co.	333,347	17,714
*^ Hansen Natural Corp.	132,381	16,687
Pilgrim's Pride Corp.	505,100	10,946
* The Great Atlantic & Pacific Tea Co., Inc.	300,199	10,486
Chiquita Brands International, Inc.	500,000	8,385
Del Monte Foods Co.	551,200	6,537
Casey's General Stores, Inc.	184,212	4,213

11

	Shares	Market Value• ($000)
Lancaster Colony Corp.	89,600	3,763
Seaboard Corp.	2,290	3,650
* Dean Foods Co.	93,000	3,611
Tootsie Roll Industries, Inc.	76,668	2,244
PepsiAmericas, Inc.	86,627	2,118
* Performance Food Group Co.	61,491	1,918
* Herbalife Ltd.	56,600	1,911
* Gold Kist Inc.	120,600	1,524
Premium Standard Farms Inc.	70,800	1,243
WD-40 Co.	32,100	990
Weis Markets, Inc.	18,300	816
Ingles Markets, Inc.	44,400	791
* Wild Oats Markets Inc.	36,667	745
CVS Corp.	24,101	720
Ruddick Corp.	25,500	620
* Energizer Holdings, Inc.	9,777	518
Arden Group Inc. Class A	500	46
		191,931
Energy (9.0%)
Sunoco, Inc.	777,700	60,326
Helmerich & Payne, Inc.	837,371	58,465
Todco Class A	1,059,075	41,738
Tesoro Petroleum Corp.	573,200	39,172
Patterson-UTI Energy, Inc.	1,038,931	33,204
Amerada Hess Corp.	230,409	32,810
* Pride International, Inc.	1,025,000	31,960
Chesapeake Energy Corp.	904,429	28,408
Frontier Oil Corp.	426,600	25,319
* Helix Energy Solutions Group	622,682	23,600
* Lone Star Technologies, Inc.	413,392	22,906
* Nabors Industries, Inc.	314,150	22,487
* Swift Energy Co.	503,100	18,846
Holly Corp.	251,479	18,640
Overseas Shipholding Group Inc.	379,300	18,180
* Unit Corp.	309,200	17,238
ENSCO International, Inc.	317,771	16,349
* Stone Energy Corp.	368,800	16,275
* Denbury Resources, Inc.	424,097	13,431
* Pioneer Drilling Co.	785,700	12,909
Rowan Cos., Inc.	281,806	12,388
* Grey Wolf, Inc.	1,628,005	12,112
* Veritas DGC Inc.	243,433	11,049
Western Gas Resources, Inc.	134,404	6,485
* NS Group Inc.	138,700	6,384
St. Mary Land & Exploration Co.	134,800	5,504
* KCS Energy, Inc.	205,800	5,351
* Energy Partners, Ltd.	208,900	4,926
* Parker Drilling Co.	363,500	3,370
* Giant Industries, Inc.	47,475	3,301
* Gulfmark Offshore, Inc.	77,620	2,158
Resource America, Inc.	65,020	1,295
* The Meridian Resource Corp.	78,900	320
		626,906
Financials (20.7%)
Capital Markets (1.2%)
Ameriprise Financial, Inc.	450,800	20,313
* E*TRADE Financial Corp.	348,100	9,392
BlackRock, Inc.	65,000	9,100
Nuveen Investments, Inc. Class A	184,200	8,869
Greenhill & Co., Inc.	92,500	6,115
* Investment Technology Group, Inc.	106,000	5,279
A.G. Edwards & Sons, Inc.	99,300	4,951
Raymond James Financial, Inc.	159,750	4,722
* Knight Capital Group, Inc. Class A	236,200	3,290
* Piper Jaffray Cos., Inc.	57,900	3,185
Federated Investors, Inc.	54,099	2,113
* Affiliated Managers Group, Inc.	19,400	2,068
Gamco Investors Inc. Class A	40,600	1,622
optionsXpress Holdings Inc.	18,600	541
Capital Southwest Corp.	1,000	95

Commercial Banks (2.8%)
Synovus Financial Corp.	1,466,900	39,738
Huntington Bancshares Inc.	1,060,551	25,591

12

	Shares	Market Value• ($000)
Zions Bancorp	281,467	23,286
TCF Financial Corp.	841,500	21,669
Colonial BancGroup, Inc.	865,300	21,633
Bank of Hawaii Corp.	228,586	12,186
First Horizon National Corp.	163,790	6,822
Popular, Inc.	294,106	6,106
First Republic Bank	160,100	6,055
United Bankshares, Inc.	91,580	3,505
Sterling Bancshares, Inc.	190,500	3,439
City Holding Co.	92,065	3,387
F.N.B. Corp.	154,100	2,635
Hanmi Financial Corp.	126,412	2,283
Mercantile Bankshares Corp.	53,252	2,048
Columbia Banking System, Inc.	53,855	1,802
Republic Bancorp, Inc.	131,400	1,582
NBT Bancorp, Inc.	53,252	1,238
Independent Bank Corp. (MI)	40,796	1,161
Susquehanna
Bancshares, Inc.	40,600	1,046
First Indiana Corp.	27,587	770
Sky Financial Group, Inc.	25,736	682
BancFirst Corp.	15,627	681
National Penn Bancshares Inc.	28,818	613
United Community Banks, Inc.	19,603	552
Hancock Holding Co.	10,659	496
Community Trust Bancorp Inc.	14,400	488
Old National Bancorp	19,600	424
TrustCo Bank NY	32,446	395
Peoples Bancorp, Inc.	11,700	351
First Citizens BancShares Class A	1,700	328
U.S.B. Holding Co., Inc.	13,700	314
Sterling Financial Corp. (PA)	12,000	262
Simmons First National Corp.	8,300	247
First Merchants Corp.	7,586	201
Tompkins Trustco, Inc.	4,100	197
West Coast Bancorp	5,400	151
Harleysville National Corp.	5,733	130
First Financial Bankshares, Inc.	2,900	111
First Community Bancshares, Inc.	3,400	109
First Bancorp (NC)	2,846	64
Washington Trust Bancorp, Inc.	2,200	62
Univest Corp. of Pennsylvania	1,500	38

Consumer Finance (0.2%)
Advanta Corp. Class B	159,697	5,888
* AmeriCredit Corp.	142,645	4,383

Diversified Financial Services (1.6%)
CIT Group Inc.	1,246,500	66,713
Leucadia National Corp.	432,145	25,782
* Nasdaq Stock Market Inc.	387,500	15,516
* Asset Acceptance Capital Corp.	132,000	2,570
Financial Federal Corp.	74,400	2,180
* Portfolio Recovery
Associates, Inc.	20,400	955
* Primus Guaranty, Ltd.	70,600	787

Insurance (4.0%)
SAFECO Corp.	907,079	45,544
Fidelity National Financial, Inc.	1,096,100	38,944
First American Corp.	885,921	34,693
* Conseco, Inc.	968,900	24,048
W.R. Berkley Corp.	371,300	21,558
LandAmerica Financial Group, Inc.	249,300	16,915
Ohio Casualty Corp.	419,083	13,285
Nationwide Financial Services, Inc.	304,400	13,095
* Arch Capital Group Ltd.	225,385	13,014
Zenith National Insurance Corp	263,609	12,688
UnumProvident Corp.	519,800	10,646
Stewart Information Services Corp.	209,900	9,882
American Financial Group, Inc.	182,500	7,594
Old Republic International Corp	203,600	4,443

13

	Shares	Market Value• ($000)
Scottish Re Group Ltd.	124,500	3,089
Unitrin, Inc.	49,900	2,321
Safety Insurance Group, Inc.	42,665	1,948
UICI	43,000	1,591
Fidelity National Title Group, Inc. Class A	66,000	1,503
Assured Guaranty Ltd.	56,100	1,402
National Western Life Insurance Co. Class A	2,720	632
Bristol West Holdings, Inc.	31,000	597
Presidential Life Corp.	19,000	483
Harleysville Group, Inc.	11,100	330
Infinity Property & Casualty Corp.	6,989	292
* CNA Surety Corp.	15,800	264
* Argonaut Group, Inc.	3,773	134

Real Estate (7.7%)
Archstone-Smith Trust REIT	710,600	34,656
Host Marriott Corp. REIT	1,384,400	29,626
General Growth Properties Inc. REIT	560,200	27,377
Avalonbay Communities, Inc. REIT	195,700	21,351
Boston Properties, Inc. REIT	220,100	20,524
Trizec Properties, Inc. REIT	753,100	19,377
Vornado Realty Trust REIT	198,500	19,056
The St. Joe Co.	260,100	16,345
Essex Property Trust, Inc. REIT	146,100	15,885
AMB Property Corp. REIT	267,900	14,539
Apartment Investment & Management Co. Class A REIT	278,000	13,038
Pan Pacific Retail Properties, Inc. REIT	176,700	12,528
Crescent Real Estate, Inc. REIT	591,500	12,463
Camden Property Trust REIT	157,800	11,369
* CB Richard Ellis Group, Inc.	139,400	11,250
^ Liberty Property Trust REIT	230,000	10,847
Jones Lang Lasalle Inc.	118,800	9,093
iStar Financial Inc. REIT	236,800	9,065
United Dominion Realty Trust REIT	312,400	8,916
Taubman Co. REIT	200,800	8,367
New Plan Excel Realty Trust REIT	312,700	8,111
Ventas, Inc. REIT	242,600	8,049
Plum Creek Timber Co. Inc. REIT	213,000	7,866
Federal Realty Investment Trust REIT	96,400	7,249
Maguire Properties, Inc. REIT	196,900	7,187
The Macerich Co. REIT	96,300	7,121
FelCor Lodging Trust, Inc. REIT	331,300	6,990
Tanger Factory Outlet Centers, Inc. REIT	202,100	6,954
Rayonier Inc. REIT	142,050	6,476
New Century Financial Corp. REIT	137,692	6,337
^ Thornburg Mortgage, Inc. REIT	214,300	5,799
HRPT Properties Trust REIT	443,500	5,207
Post Properties, Inc. REIT	113,500	5,051
Colonial Properties Trust REIT	100,000	5,013
^ Novastar Financial, Inc. REIT	149,600	5,003
Heritage Property Investment Trust REIT	121,000	4,790
Home Properties, Inc. REIT	90,600	4,630
* MeriStar Hospitality Corp. REIT	442,600	4,594
ProLogis REIT	83,224	4,452
Global Signal, Inc. REIT	90,000	4,428
CapitalSource Inc.	171,400	4,264
CarrAmerica Realty Corp. REIT	94,100	4,198
BRE Properties Inc. Class A REIT	74,600	4,178
American Home Mortgage Investment Corp. REIT	125,000	3,901
^ Annaly Mortgage Management Inc. REIT	316,600	3,843

14

	Shares	Market Value• ($000)
Regency Centers Corp. REIT	55,800	3,749
Equity Lifestyle Properties, Inc. REIT	74,270	3,695
Entertainment Properties Trust REIT	86,300	3,623
Sunstone Hotel Investors, Inc. REIT	121,800	3,529
Equity Inns, Inc. REIT	211,400	3,425
Kilroy Realty Corp. REIT	43,700	3,376
^ Friedman, Billings, Ramsey Group, Inc. REIT	359,900	3,376
Forest City Enterprise Class A	70,200	3,310
Mid-America Apartment Communities, Inc. REIT	59,900	3,280
KKR Financial Corp. REIT	145,100	3,255
Innkeepers USA Trust REIT	191,800	3,251
Weingarten Realty Investors REIT	68,300	2,783
Redwood Trust, Inc. REIT	62,900	2,725
^ Impac Mortgage Holdings, Inc. REIT	281,600	2,715
LaSalle Hotel Properties REIT	59,600	2,444
Pennsylvania REIT	48,100	2,116
American Financial Realty Trust REIT	179,800	2,095
Mills Corp. REIT	71,700	2,008
Highwood Properties, Inc. REIT	57,800	1,950
BioMed Realty Trust, Inc. REIT	64,371	1,908
Alexandria Real Estate Equities, Inc. REIT	18,200	1,735
Senior Housing Properties Trust REIT	86,200	1,560
Health Care Inc. REIT	38,300	1,459
Saxon Inc. REIT	130,000	1,357
GMH Communities Trust REIT	115,000	1,339

Thrifts & Mortgage Finance (3.2%)
Radian Group, Inc.	988,641	59,566
IndyMac Bancorp, Inc.	1,374,605	56,263
^ Corus Bankshares Inc.	485,264	28,844
MGIC Investment Corp.	395,900	26,379
Fremont General Corp.	905,600	19,525
Downey Financial Corp.	177,600	11,952
*^ First Federal Financial Corp.	162,000	9,689
PFF Bancorp, Inc.	117,600	3,964
WSFS Financial Corp.	45,550	2,862
First Financial Holdings, Inc.	53,953	1,710
Anchor Bancorp Wisconsin Inc.	56,226	1,704
Webster Financial Corp.	20,100	974
TierOne Corp.	27,200	923
R & G Financial Corp. Class B	38,700	490
Federal Agricultural Mortgage Corp. Class C	12,600	371
First Place Financial Corp.	10,180	252
ITLA Capital Corp.	500	24
		1,441,160
Health Care (10.8%)
AmerisourceBergen Corp.	1,179,931	56,955
* Barr Pharmaceuticals Inc.	784,300	49,395
* Sierra Health Services, Inc.	1,122,900	45,702
* Coventry Health Care Inc.	820,853	44,310
* United Therapeutics Corp.	594,577	39,409
* Community Health Systems, Inc.	991,399	35,839
* First Horizon Pharmaceutical Corp.	1,199,890	30,249
* Triad Hospitals, Inc.	692,475	29,015
* Pediatrix Medical Group, Inc.	249,800	25,639
* Kinetic Concepts, Inc.	581,200	23,928
* Laboratory Corp. of America Holdings	372,764	21,799
* Haemonetics Corp.	403,700	20,496
* Cerner Corp.	413,562	19,623
* Intuitive Surgical, Inc.	159,600	18,833
* Pharmion Corp.	1,011,159	18,221
Manor Care, Inc.	403,800	17,909
* Cubist Pharmaceuticals, Inc.	769,900	17,685
Valeant Pharmaceuticals International	913,200	14,474

15

	Shares	Market Value• ($000)
* Watson Pharmaceuticals, Inc.	458,800	13,186
* Express Scripts Inc.	149,624	13,152
* Apria Healthcare Group Inc.	514,600	11,825
* King Pharmaceuticals, Inc.	608,000	10,488
* Neurocrine Biosciences, Inc.	161,800	10,443
* Myriad Genetics, Inc.	357,200	9,319
* ICOS Corp.	421,671	9,298
* Viasys Healthcare Inc.	305,200	9,180
* IDEXX Laboratories Corp.	100,082	8,643
* The TriZetto Group, Inc.	471,222	8,289
* Alkermes, Inc.	375,000	8,269
Bausch & Lomb, Inc.	121,300	7,727
^ Medicis Pharmaceutical Corp.	216,700	7,064
* LifePoint Hospitals, Inc.	210,900	6,559
* Applera Corp.-Celera Genomics Group	555,600	6,495
* Lincare Holdings, Inc.	162,096	6,315
Dade Behring Holdings Inc.	175,726	6,275
* Connetics Corp.	320,494	5,426
* Sunrise Senior Living, Inc.	138,300	5,390
* Magellan Health Services, Inc.	131,903	5,338
Chemed Corp.	85,500	5,074
Universal Health Services Class B	84,900	4,312
* Sybron Dental Specialties, Inc.	102,300	4,219
PerkinElmer, Inc.	148,065	3,475
IMS Health, Inc.	120,900	3,116
* Molecular Devices Corp.	89,100	2,955
* DJ Orthopedics Inc.	64,900	2,580
* Kindred Healthcare, Inc.	101,290	2,547
*^ Idenix Pharmaceuticals Inc.	181,000	2,456
Owens & Minor, Inc. Holding Co.	73,400	2,405
*^ SurModics, Inc.	65,400	2,313
* Varian, Inc.	48,001	1,977
STERIS Corp.	73,200	1,807
* Symmetry Medical Inc.	81,900	1,737
* Kos Pharmaceuticals, Inc.	34,500	1,648
* ICU Medical, Inc.	38,800	1,404
* PRA International	55,400	1,373
* Radiation Therapy Services, Inc.	51,900	1,324
Datascope Corp.	31,126	1,231
* Thoratec Corp.	49,000	944
LCA-Vision Inc.	18,813	943
Vital Signs, Inc.	15,855	871
* Kyphon Inc.	18,447	686
Hillenbrand Industries, Inc.	9,800	539
* AMN Healthcare Services, Inc.	13,900	260
* Zoll Medical Corp.	9,700	255
* Gentiva Health Services, Inc.	11,154	203
* Bruker BioSciences Corp.	32,840	177
* AmSurg Corp.	7,020	159
		751,152
Industrials (12.8%)
CSX Corp.	1,251,957	74,867
Parker Hannifin Corp.	842,594	67,922
Cummins Inc.	547,600	57,553
Precision Castparts Corp.	867,800	51,547
*^ USG Corp.	448,400	42,580
The Timken Co.	1,060,800	34,232
R.R. Donnelley & Sons Co.	1,029,294	33,679
* Navistar International Corp.	1,170,274	32,276
Republic Services, Inc. Class A	645,711	27,449
Goodrich Corp.	623,600	27,195
John H. Harland Co.	501,300	19,701
Manpower Inc.	326,980	18,697
A.O. Smith Corp.	347,100	18,327
* EMCOR Group, Inc.	367,700	18,260
SPX Corp.	337,826	18,047
Adesa, Inc.	621,300	16,614
* Monster Worldwide Inc.	321,112	16,011
Ryder System, Inc.	342,400	15,333
^United Industrial Corp.	237,200	14,453
Applied Industrial Technology, Inc.	316,650	14,123
Universal Forest Products, Inc.	205,864	13,070
* Korn/Ferry International	615,500	12,550
Arkansas Best Corp.	277,838	10,869

16

	Shares	Market Value• ($000)
* NCI Building Systems, Inc.	179,600	10,735
Laidlaw International Inc.	380,431	10,348
CNF Inc.	201,300	10,053
Watsco, Inc.	131,500	9,343
* PHH Corp.	337,700	9,017
* Alliant Techsystems, Inc.	115,800	8,936
Lincoln Electric Holdings, Inc.	152,011	8,207
Steelcase Inc.	448,500	8,073
* United Rentals, Inc.	226,400	7,811
Skywest, Inc.	257,722	7,544
* McDermott International, Inc.	137,500	7,487
* Labor Ready, Inc.	310,400	7,434
Kennametal, Inc.	117,600	7,190
ElkCorp	207,989	7,020
Lennox International Inc.	226,500	6,763
Trinity Industries, Inc.	120,000	6,527
Apogee Enterprises, Inc.	380,039	6,415
Cooper Industries, Inc. Class A	54,719	4,755
* Amerco, Inc.	47,500	4,701
* Dollar Thrifty Automotive Group, Inc.	103,500	4,699
JLG Industries, Inc.	145,600	4,483
* EnPro Industries, Inc.	130,100	4,462
Wabash National Corp.	209,900	4,146
* Encore Wire Corp.	112,000	3,795
Herman Miller, Inc.	114,500	3,711
* Builders FirstSource, Inc.	158,600	3,602
Pacer International, Inc.	109,419	3,576
McGrath RentCorp	115,213	3,463
* Mobile Mini, Inc.	110,956	3,431
* General Cable Corp.	112,500	3,412
Freightcar America Inc.	50,500	3,212
* AAR Corp.	111,100	3,164
DRS Technologies, Inc.	54,300	2,979
Aramark Corp. Class B	98,700	2,916
Acuity Brands, Inc.	65,300	2,612
The Toro Co.	52,600	2,512
The Manitowoc Co., Inc.	27,545	2,511
* Allied Waste Industries, Inc.	204,500	2,503
Crane Co.	60,200	2,469
Banta Corp.	45,800	2,381
* Consolidated Graphics, Inc.	44,600	2,325
Brady Corp. Class A	57,300	2,146
* Genlyte Group, Inc.	28,216	1,923
Regal-Beloit Corp.	36,700	1,551
Bluelinx Holdings Inc.	76,300	1,221
* Moog Inc.	32,600	1,157
NACCO Industries, Inc. Class A	7,100	1,093
* West Corp.	20,200	902
* CBIZ Inc.	100,600	805
Barnes Group, Inc.	19,300	782
Carlisle Co., Inc.	9,102	745
* Accuride Corp.	40,200	462
Viad Corp.	6,350	218
Tennant Co.	4,100	215
* ABX Air, Inc.	30,510	208
Albany International Corp.	4,600	175
* Electro Rent Corp.	6,400	109
CIRCOR International, Inc.	2,500	73
		889,863
Information Technology (15.4%)
* Fiserv, Inc.	1,525,783	64,922
National Semiconductor Corp	2,134,100	59,413
Seagate Technology	2,216,000	58,347
* Computer Sciences Corp.	1,030,000	57,217
* Arris Group Inc.	3,282,792	45,171
*^ Palm, Inc.	1,898,480	43,969
* Flextronics International Ltd.	3,165,170	32,759
* Solectron Corp.	7,563,007	30,252
* InfoSpace, Inc.	1,070,534	29,921
* Akamai Technologies, Inc.	900,943	29,632
* Freescale Semiconductor, Inc. Class B	1,011,900	28,100
Harris Corp.	563,000	26,624
* Alliance Data Systems Corp.	551,900	25,812
Global Payments Inc.	384,900	20,404
* Silicon Image, Inc.	1,861,047	19,187
* NCR Corp.	459,000	19,182

17

	Shares	Market Value• ($000)
* LAM Research Corp.	427,451	18,380
* CSG Systems International, Inc.	770,578	17,924
* Transaction Systems Architects, Inc.	551,891	17,225
*^ j2 Global Communications, Inc.	362,001	17,014
* NVIDIA Corp.	277,657	15,899
* Avnet, Inc.	608,200	15,436
Anixter International Inc.	318,700	15,227
* Advanced Micro Devices, Inc.	456,700	15,144
* RealNetworks, Inc.	1,828,838	15,088
* CommScope, Inc.	506,000	14,446
*^ PortalPlayer Inc.	609,400	13,547
*^ Komag, Inc.	282,700	13,457
* EarthLink, Inc.	1,380,269	13,182
* Global Imaging Systems, Inc.	340,791	12,943
Reynolds & Reynolds Class A	419,400	11,911
* Coherent, Inc.	329,478	11,568
MTS Systems Corp.	249,832	10,450
* MEMC Electronic Materials, Inc.	262,800	9,703
* Informatica Corp.	582,000	9,050
* Freescale Semiconductor, Inc. Class A	314,800	8,755
* Western Digital Corp.	438,800	8,526
* Photronics Inc.	446,303	8,373
* Zoran Corp.	372,900	8,159
* Parametric Technology Corp.	499,520	8,157
*^ Genesis Microchip Inc.	476,458	8,119
* MPS Group, Inc.	517,800	7,922
* Affiliated Computer Services, Inc. Class A	119,600	7,135
* Mettler-Toledo International Inc.	117,243	7,074
* Arrow Electronics, Inc.	215,700	6,961
* Autodesk, Inc.	159,594	6,148
* Benchmark Electronics, Inc.	156,450	6,000
* SanDisk Corp.	98,600	5,671
* Progress Software Corp.	193,524	5,630
Imation Corp.	129,500	5,557
* Cirrus Logic, Inc.	654,946	5,554
* Perot Systems Corp.	306,700	4,772
* Sybase, Inc.	207,300	4,378
* Paxar Corp.	218,700	4,280
* Plexus Corp.	113,500	4,264
* MKS Instruments, Inc.	168,350	3,944
Sabre Holdings Corp.	163,900	3,857
* Ceridian Corp.	143,400	3,649
* Nuance Communications, Inc.	308,200	3,640
Cohu, Inc.	167,600	3,556
* ManTech International Corp.	102,700	3,412
* Cymer, Inc.	73,300	3,331
Park Electrochemical Corp.	107,800	3,180
* Intrado Inc.	120,333	3,126
Belden CDT Inc.	114,100	3,107
Bel Fuse, Inc. Class B	84,018	2,943
Fair Isaac, Inc.	66,500	2,635
* Veeco Instruments, Inc.	111,908	2,613
* ON Semiconductor Corp.	346,900	2,518
* Tellabs, Inc.	154,900	2,463
United Online, Inc.	188,768	2,428
Black Box Corp.	48,100	2,311
* DST Systems, Inc.	38,300	2,219
* Amkor Technology, Inc.	251,000	2,169
AVX Corp.	111,600	1,975
Jack Henry & Associates Inc.	80,400	1,839
* SPSS, Inc.	54,505	1,726
* Sykes Enterprises, Inc.	117,500	1,666
* eFunds Corp.	59,800	1,545
* CheckFree Corp.	30,437	1,537
* Kulicke & Soffa Industries, Inc.	148,300	1,415
Methode Electronics, Inc. Class A	122,300	1,332
* Silicon Storage Technology, Inc.	303,600	1,330
* Ciber, Inc.	200,700	1,280
CTS Corp.	89,600	1,199
* Vignette Corp.	79,000	1,165
MAXIMUS, Inc.	28,000	1,007
* Rofin-Sinar Technologies Inc.	16,907	915
* LTX Corp.	168,693	911

18

	Shares	Market Value• ($000)
* TriQuint Semiconductor, Inc.	176,307	867
* TNS Inc.	28,400	602
* Kopin Corp.	110,100	552
* IXYS Corp.	25,841	238
* Advanced Digital Information Corp.	26,600	234
* Interwoven Inc.	23,874	215
* Anaren, Inc.	2,327	45
		1,070,637
Materials (5.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B	1,153,700	68,957
Reliance Steel & Aluminum Co.	641,000	60,203
Eagle Materials, Inc.	820,152	52,293
Nucor Corp.	454,000	47,575
Phelps Dodge Corp.	579,858	46,696
Martin Marietta Materials, Inc.	228,900	24,499
Louisiana-Pacific Corp.	556,400	15,134
United States Steel Corp.	228,300	13,853
Greif Inc. Class A	175,400	12,001
Ball Corp.	242,100	10,611
Commercial Metals Co.	196,300	10,500
* Crown Holdings, Inc.	273,000	4,843
^ Cleveland-Cliffs Inc.	46,600	4,060
Eastman Chemical Co.	67,453	3,452
Steel Dynamics, Inc.	55,532	3,150
Sonoco Products Co.	73,000	2,473
Eagle Materials, Inc. Class B	33,126	2,113
A. Schulman Inc.	82,800	2,049
Metal Management, Inc.	62,700	1,984
Quanex Corp.	17,200	1,146
Schnitzer Steel Industries, Inc. Class A	26,296	1,127
Gibraltar Industries Inc.	29,200	860
		389,579
Telecommunication Services (1.9%)
Citizens Communications Co.	3,854,334	51,147
* Qwest Communications International Inc.	2,171,800	14,768
CenturyTel, Inc.	343,700	13,446
Telephone & Data Systems, Inc.	315,591	12,447
Commonwealth Telephone Enterprises, Inc.	312,546	10,767
Valor Communications Group, Inc.	795,137	10,464
* Cincinnati Bell Inc.	1,372,600	6,204
* Premiere Global Services, Inc.	462,958	3,727
* NeuStar, Inc. Class A	53,500	1,659
* General Communication, Inc.	130,600	1,579
FairPoint Communications, Inc.	89,500	1,237
Centennial Communications Corp. Class A	137,221	1,006
Surewest Communications	23,070	556
North Pittsburgh Systems, Inc.	22,200	518
		129,525
Utilities (5.1%)
ONEOK, Inc.	1,748,500	56,389
Sempra Energy	878,600	40,820
DTE Energy Co.	802,280	32,163
TECO Energy, Inc.	1,776,118	28,631
Energen Corp.	639,100	22,369
CenterPoint Energy Inc.	1,828,449	21,813
* Sierra Pacific Resources	1,577,800	21,789
Pepco Holdings, Inc.	948,405	21,614
Westar Energy, Inc.	972,000	20,227
* CMS Energy Corp.	1,378,438	17,851
* NRG Energy, Inc.	343,073	15,514
Cleco Corp.	523,825	11,697
Southern Union Co.	437,500	10,863
Vectren Corp.	270,500	7,136
Southwest Gas Corp.	202,000	5,646
AGL Resources Inc.	136,000	4,903
PPL Corp.	104,600	3,075
ALLETE, Inc.	59,100	2,754
NSTAR	85,600	2,449
Black Hills Corp.	64,800	2,203
New Jersey Resources Corp.	34,400	1,557
Avista Corp.	68,100	1,406
* El Paso Electric Co.	70,900	1,350

19

	Shares	Market Value• ($000)

Great Plains Energy, Inc.	45,200	1,272

UIL Holdings Corp.	16,100	843

Wisconsin Energy Corp.	18,661	746

Hawaiian Electric
Industries Inc.	16,100	437

MDU Resources Group, Inc.	12,600	421

Energy East Corp.	11,000	267

MGE Energy, Inc.	4,800	159

South Jersey Industries, Inc.	1,300	35

		358,399

Total Common Stocks
(Cost $5,797,959)		6,951,234

Temporary Cash Investments (2.5%)(1)

Money Market Funds (2.5%)

2 Vanguard Market Liquidity
Fund, 4.715%	35,848,948	35,849

2 Vanguard Market Liquidity
Fund, 4.715%--Note E	136,980,700	136,981

		172,830

	Face Amount ($000)
U.S. Agency Obligation (0.0%)

3 Federal National Mortgage Assn
4 4.419%, 4/12/06	2,000	1,998

Total Temporary Cash Investments
(Cost $174,827)		174,828

Total Investments (102.4%)
(Cost $5,972,786)		7,126,062

Other Assets and Liabilities (-2.4%)

Other Assets--Note B		84,779

Liabilities--Note E		(250,826)

		(166,047)

Net Assets (100%)

Applicable to 290,892,956 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		6,960,015

Net Asset Value Per Share		$ 23.93

At March 31, 2006, net assets consisted of:5

	Amount ($000)	Per Share

Paid-in Capital	5,609,464	$ 19.29

Undistributed Net
Investment Income	11,794.04

Accumulated Net
Realized Gains	185,522.64

Unrealized Appreciation
(Depreciation)

Investment Securities	1,153,276	3.96

Futures Contracts	(41)	.00

Net Assets	6,960,015	$ 23.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements .
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.4%, respectively, of net assets. See Note C in Notes to Financial
   Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4 Securities with a value of $1,998,000 have been segregated as initial margin for open futures contracts.
5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.
   REIT—Real Estate Investment Trust.

20

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	43,466

Interest[1]	519

Security Lending	652

Total Income	44,637

Expenses

The Vanguard Group--Note B

Investment Advisory Services	654

Management and Administrative	8,915

Marketing and Distribution	829

Custodian Fees	83

Shareholders' Reports	57

Trustees' Fees and Expenses	3

Total Expenses	10,541

Net Investment Income	34,096

Realized Net Gain (Loss)

Investment Securities Sold	220,749

Futures Contracts	(213)

Realized Net Gain (Loss)	220,536

Change in Unrealized Appreciation (Depreciation)

Investment Securities	364,173

Futures Contracts	(35)

Change in Unrealized Appreciation (Depreciation)	364,138

Net Increase (Decrease) in Net Assets Resulting from Operations	618,770

1 Interest income from an affiliated company of the fund was $478,000.

21

Statement of Changes in Net Assets

	Six Months Ended March 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,096	40,401
Realized Net Gain (Loss)	220,536	356,210
Change in Unrealized Appreciation (Depreciation)	364,138	442,538
Net Increase (Decrease) in Net Assets Resulting from Operations	618,770	839,149
Distributions
Net Investment Income	(49,616)	(22,893)
Realized Capital Gain[1]	(340,227)	(156,981)
Total Distributions	(389,843)	(179,874)
Capital Share Transactions-Note F
Issued	1,606,307	1,959,945
Issued in Lieu of Cash Distributions	365,854	168,947
Redeemed	(424,064)	(558,509)
Net Increase (Decrease) from Capital Share Transactions	1,548,097	1,570,383
Total Increase (Decrease)	1,777,024	2,229,658
Net Assets
Beginning of Period	5,182,991	2,953,333
End of Period[2]	6,960,015	5,182,991

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $92,145,000 and $37,610,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed net investment income of $11,794,000 and $27,314,000.

22

Financial Highlights

	Six Months Ended	Year Ended	Nov. 1 2003, to	Year Ended October 31,
For a Share Outstanding Throughout Each Period	Mar. 31, 2006	Sept. 30, 2005	Sept. 30, 2004[1]	2003	2002	2001	2000

Net Asset Value,
Beginning of Period	$23.28	$19.70	$17.85	$13.01	$13.68	$18.07	$15.73

Investment Operations

Net Investment Income	.13	.19	.13	.13	.14	.16	.21

Net Realized and
Unrealized Gain (Loss)
on Investments	2.17	4.49	1.85	4.84	(.67)	(1.31)	2.66

Total from Investment
Operations	2.30	4.68	1.98	4.97	(.53)	(1.15)	2.87

Distributions

Dividends from Net
Investment Income	(.21)	(.14)	(.13)	(.13)	(.14)	(.21)	(.16)

Distributions from Realized
Capital Gains	(1.44)	(.96)	—	—	—	(3.03)	(.37)

Total Distributions	(1.65)	(1.10)	(.13)	(.13)	(.14)	(3.24)	(.53)

Net Asset Value,
End of Period	$23.93	$23.28	$19.70	$17.85	$13.01	$13.68	$18.07

Total Return[2]	10.46%	24.32%	11.14%	38.55%	-4.02%	-6.48%	18.76%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$6,960	$5,183	$2,953	$1,714	$876	$767	$746

Ratio of Total Expenses to
Average Net Assets	0.36%[3]	0.40%	0.45%[3]	0.50%	0.50%	0.54%	0.49%

Ratio of Net Investment
Income to Average Net Assets	1.17%[3]	0.99%	0.83%[3]	1.04%	0.94%	1.06%	1.31%

Portfolio Turnover Rate	78%[3]	75%	66%	100%	73%	82%	83%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.
3 Annualized.
   See accompanying notes, which are an integral part of the financial statements.

23

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $728,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $1,153,276,000, consisting of unrealized gains of $1,296,238,000 on securities that had risen in value since their purchase and $142,962,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

E-mini S&P 500 Index	105	6,842	(42)

S&P 500 Index	2	652	1

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended March 31, 2006, the fund purchased $3,487,422,000 of investment securities and sold $2,297,061,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at March 31, 2006, was $132,930,000, for which the fund received cash collateral of $136,981,000.

F. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended Sept. 30, 2005
	Shares (000)	Shares (000)

Issued	70,215	90,730

Issued in Lieu of Cash Distributions	16,547	7,988

Redeemed	(18,552)	(25,966)

Net Increase (Decrease) in Shares Outstanding	68,210	72,752

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006

Strategic Equity Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return	$1,000.00	$1,104.63	$1.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	1.82

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%.
   The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

27

Trustees Renew Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed its investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others; however, no single factor determined whether or not the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $690 billion in assets (stocks and bonds). James D. Troyer, the manager primarily responsible for the day-to-day management of the fund, has worked in investment management since 1979.

The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. The fund’s returns exceeded the average returns of its peer group over the short and long terms. The board also noted that the fund’s short-term performance was consistent with that of its benchmark and that the fund’s longer term performance exceeded the returns of the benchmark. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory expense ratio was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard
Direct Investor Account Services > 800-662-2739	Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052006

 Vanguard® Capital Opportunity Fund

> Semiannual Report

March 31, 2006

> During the six months ended March 31, 2006, Vanguard Capital Opportunity Fund outpaced the returns of the broad market and the fund’s benchmark index, as well as the average return of the fund’s multi-cap growth fund peers.

> The broad U.S. stock market returned 8.0% during the period. The market’s small- and mid-capitalization stocks generally outperformed larger stocks.

> Stock selection in the information technology, industrials, and consumer discretionary sectors drove the fund’s positive results.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	9

Performance Summary	10

Financial Statements	11

About Your Fund's Expenses	23

Trustees Renew Advisory Agreement	25

Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006

Total Return
Vanguard Capital Opportunity Fund
Investor Shares	14.7%
AdmiralTM Shares[1]	14.8
Russell Midcap Growth Index	11.3
Average Multi-Cap Growth Fund[2]	9.2
Dow Jones Wilshire 5000 Index	8.0

Your Fund’s Performance at a Glance
September 30, 2005–March 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Capital Opportunity Fund

Investor Shares	$31.92	$36.30	$0.055	$0.229

Admiral Shares	73.77	83.88	0.178	0.529

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended March 31, Vanguard Capital Opportunity Fund returned nearly 15%, outpacing not only its benchmark but the broad U.S. stock market and the average return of the fund’s competitors. This admirable performance was fueled by the advisor’s stock selection in information technology—the fund’s largest sector—and in the industrials and consumer discretionary segments.

Please note that as of March 31, Capital Opportunity remained closed to new investors. Existing shareholders may make additional purchases in the fund of up to $25,000 per account per calendar year.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps;

2

reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Fund posted positive results in several concentrated areas

In their search for promising growth stocks, your fund’s advisor, PRIMECAP Management Company, has long favored companies that use research and development to secure a competitive edge—an approach that helps explain the Capital Opportunity Fund’s normally sizable investment in technology stocks. During the six months ended March 31, tech stocks represented more than one-third of the fund, and they returned more than 20%.

Market Barometer
	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

3

Within the tech sector, the fund has a large commitment to communications equipment stocks, which were a powerful contributor during the half-year. These firms, which equip the broadband networks that are the basic infrastructure of the digital economy, capitalized on fast-growing demand for multimedia and wireless Internet applications. This group of stocks constituted more than 11% of the fund, on average, during the period—an unusually substantial commitment to a single industry. The fund’s semiconductor-related stocks, another large tech segment, also produced excellent returns.

Capital Opportunity’s industrials sector was another strong performer—particularly in the transportation area. The fund’s long-standing stake in the air freight and logistics segment reflects the advisor’s belief that demand for shipping goods domestically and globally will expand in an increasingly global marketplace. And within the consumer discretionary group, a wide variety of retailers added substantial contributions to the total return.

Although it was a bright six months overall, the fund underperformed in a few areas. Its energy stocks performed poorly, producing a negative return, and a handful of disappointing biotechnology and pharmaceutical stocks muted performance in the health care sector.

Long-term perspective is important in good times and bad

In a fund such as Capital Opportunity, with concentrated stock and sector positions, both risk and return can be magnified. The fund performed commendably over the

Annualized Expense Ratios:1
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund
Capital Opportunity Fund	0.51%	0.40%	1.65%

1 Fund expense ratios reflect the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

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past six months, but as you know, the ride can be bumpy. Maintaining a long-term investment perspective is the best protection against the emotional responses that can be prompted by a relatively volatile investment.

When we report to you on your fund every six months, it's certainly more enjoyable to relate good news than bad. But a six-month measurement is too short of a yardstick to make a judgment--good or bad. Rather, the key is to make sure your investments align with your risk tolerance, time horizon, and goals. Whether saving for retirement, a child's education, or other objectives, each investor has a unique set of circumstances. Regardless of the circumstance, though, the less you heed the short-term noise, the more likely you are to benefit from the long-term results.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 17, 2006

5

Advisor's Report

During the six months ended March 31, the U.S. stock market produced positive returns across the capitalization spectrum. Vanguard Capital Opportunity Fund returned nearly 15%, outpacing the benchmark Russell Midcap Growth Index and the average return of competing multi-cap growth funds.

The investment environment

The Federal Reserve Board raised its target for the federal funds rate four times--totaling 1 percentage point--during the fiscal half-year. The latest hike, on March 28, marked the 15th time the Fed has raised rates in the past two years. We remain cautiously optimistic about economic growth--provided, of course, that the Fed does not overextend its current course of action.

At the same time, we have some concerns regarding the U.S. consumer. Higher interest rates are becoming a drag on discretionary spending as two primary sources of liquidity for homeowners in recent years--mortgage refinancing and home-equity-line withdrawals--have decreased significantly. Moreover, many homeowners who refinanced during the last several years with low adjustable-rate mortgages face higher monthly payments as the fixed-rate period on their existing loans expires. In addition, consumers may feel the crunch of higher gasoline and heating costs, and the recently mandated increases for minimum payments on credit-card balances. In our view, current market valuations are undervaluing growth stocks and, in many cases, overvaluing value stocks. In examining the price/earnings (P/E) ratios of equities, we observe that the difference between the P/E ratios of the top and bottom quartiles is currently near a 15-year low. In other words, the valuation premium of growth stocks relative to value stocks is small by historical standards, making growth stocks particularly attractive on a relative basis.

Our successes

During the past six months, the Capital Opportunity Fund benefited from excellent stock selection in the information technology sector, which returned over 20% (compared with 14% for the benchmark sector). Performance was led by semiconductor firms Rambus and NVIDIA, and communications equipment-makers Research In Motion and Corning. Rambus jumped a colossal 225% for the period, based on a generally improving outlook in a number of patent cases. Corning, the fund's largest individual holding as of March 31, continues to benefit from its strong market position for glass substrates, a key component in the manufacturing of liquid crystal display (LCD) television screens.

Favorable stock selection in the industrials sector generated a return of 32%, compared with 20% for the benchmark sector. Long-time holdings FedEx and AMR (parent company of American Airlines) produced impressive results,

6

and Thomas & Betts, a provider of electrical connectors, utility towers, and heating and cooling systems, returned 49%.

In addition, a number of clothing retailers performed well, including Dress Barn, Men's Wearhouse, and TJX Companies, which operate Marshalls and T.J. Maxx stores.

Our shortfalls

Our most notable shortfall came from poor stock selection in the energy sector, which returned -4%, compared with the 1% return for the benchmark sector. Holdings in integrated oil giants Chevron and ConocoPhillips, and exploration and production firms Noble Energy, Pioneer Natural Resources, and Pogo Producing, all ended the fiscal half-year in the negative column. These stocks retreated from September peaks as energy prices declined.

In health care, biotechnology firms Affymetrix and ICOS had disappointing results, limiting the returns in that sector to 5% (compared with +9% for the benchmark sector). In addition, our long-standing underweighted position in financials hurt the fund's relative performance, as that sector was one of the top performers in the benchmark during the period.

The fund's positioning

Capital Opportunity Fund's significant investment in the technology sector continues to be a defining characteristic of the fund. We believe strong secular (i.e., long-term) growth trends exist in the sector, particularly within the communications equipment, semiconductor, and software industries. We see tremendous global opportunity for makers of wireless phones and broadband networks, since much of the world's population has yet to talk on a cell phone or access the Internet. Fund heavyweights Corning and Research In Motion continue to be our most significant holdings in the communications equipment industry.

We view semiconductor stocks as attractively valued, and see their products as a vital component in the global growth of all things digital: from computers and cell phones to automobiles and household appliances. We have recently added to ASML Holding, a leading supplier of lithography systems to semiconductor manufacturers.

We also believe there are a number of attractively valued market leaders in the software industry. With continued corporate spending on software, enabling the integration of video, voice, and data, we see opportunities for software firms that provide security, storage, enterprise applications, and digital publishing. With that in mind, one of our top purchases during the half-year was security software provider Symantec.

The fund's second-largest sector was health care, where we continue to see attractive opportunities. The average P/E ratios of pharmaceutical stocks relative to the Standard & Poor's 500 Index are near a 40-year-low. Current valuations suggest that 40 years of long-term growth superior

7

to the S&P 500 have come to an end, something we consider unlikely. We believe that many of the prevailing concerns about the health care sector are overblown, and that many positive aspects are underappreciated. The front-end of the baby boom generation has turned 60 years old. This will trigger increased demand for health care products and services in the decades to come. In addition, we believe that the recent mapping of the human genome means that drugmakers' research and development teams will become much more productive. In the biotechnology area, Biogen Idec remains one of our top holdings. We recently reduced our investment in the energy sector, and have shifted our focus from integrated oil firms such as Murphy Oil to service-oriented companies that we believe can perform well in the later stages of an energy cycle.

Theo A. Kolokotrones	Howard B. Schow
Portfolio Manager	Portfolio Manager

Joel P. Fried	Alfred W. Mordecai
Portfolio Manager	Portfolio Manager

PRIMECAP Management Company, LLP
April 20, 2006

8

Fund Profile
As of March 31, 2006

Portfolio Characteristics

	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	122	489	4,980
Median Market Cap	$9.9B	$7.6B	$26.3B
Price/Earnings Ratio	28.3x	23.9x	20.9x
Price/Book Ratio	3.3x	4.2x	2.9x
Yield		0.7%	1.6%
Investor Shares	0.2%
Admiral Shares	0.3%
Return on Equity	9.7%	17.0%	17.2%
Earnings Growth Rate	14.2%	21.9%	10.5%
Foreign Holdings	10.5%	0.0%	2.4%
Turnover Rate	7%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.51%[3]
Admiral Shares	0.40%[3]
Short-Term Reserves	4%	—	—

Sector Diversification (% of portfolio)

	Fund	Comparative Index[1]	Broad Index[2]
Consumer Discretionary	13%	22%	12%
Consumer Staples	0	2	8
Energy	7	10	9
Financials	1	9	22
Health Care	17	16	12
Industrials	12	14	11
Information Technology	40	21	16
Materials	4	3	4
Telecommunication Services	2	2	3
Utilities	0	1	3
Short-Term Reserves	4%	—	—

Volatility Measures

	Fund	Comparative Index[1]	Fund	Broad Index[2]
R-Squared	0.90	1.00	0.84	1.00
Beta	1.09	1.00	1.40	1.00

Ten Largest Holdings4 (% of total net assets)

Corning, Inc.	communications
	equipment	4.1%

FedEx Corp.	air freight
	and logistics	3.5

Research In Motion Ltd.	communications
	equipment	3.5

Biogen Idec Inc.	biotechnology	2.9

NVIDIA Corp.	semiconductors	2.7

Monsanto Co.	fertilizers and
	agricultural chemicals	2.7

Thomas & Betts Corp.	electrical components
	and equipment	2.5

Applera Corp.-Applied
Biosystems Group	biotechnology	2.4

Symantec Corp.	systems software	2.3

Rambus Inc.	semiconductors	2.2

Top Ten	28.8%

Investment Focus

1 Russell Midcap Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
   See page 26 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995–March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares[2]	8/14/1995	25.13%	8.87%	15.78%	0.25%	16.03%

Admiral Shares[2]	11/12/2001	25.25	13.07[3]	—	—	—

1 Six months ended March 31, 2006.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
3 Return since inception.
   Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (96.4%)
Consumer Discretionary (13.1%)
* DIRECTV Group, Inc.	10,496,335	172,140
Nordstrom, Inc.	3,900,000	152,802
* CarMax, Inc.	4,022,100	131,442
1 Men's Wearhouse, Inc.	3,600,000	129,384
TJX Cos., Inc.	5,167,400	128,255
*^1 The Dress Barn, Inc.	2,200,000	105,490
Yum! Brands, Inc.	1,115,500	54,503
Best Buy Co., Inc.	952,500	53,273
Lowe's Cos., Inc.	705,700	45,475
* Tommy Hilfiger Corp.	2,000,200	32,943
* 99 Cents Only Stores	2,400,000	32,544
* Quiksilver, Inc.	1,750,000	24,255
Tiffany & Co.	547,800	20,564
Harman International Industries, Inc.	182,000	20,226
* Bed Bath & Beyond, Inc.	393,600	15,114
News Corp., Class A	906,004	15,049
Abercrombie & Fitch Co.	200,000	11,660
Gentex Corp.	600,000	10,476
*1 Strattec Security Corp.	220,000	8,204
Family Dollar Stores, Inc.	300,000	7,980
* DreamWorks Animation SKG, Inc.	236,000	6,242
* Expedia, Inc.	300,000	6,081
Mattel, Inc.	212,000	3,844
Weight Watchers International, Inc.	70,000	3,598
* REX Stores Corp.	225,000	3,391
* Comcast Corp. Class A	125,000	3,270
		1,198,205
Consumer Staples (0.4%)
* Cott Corp.	1,740,000	22,411
Bunge Ltd.	235,000	13,092
		35,503
Energy (7.0%)
Murphy Oil Corp.	2,900,000	144,478
ConocoPhillips Co.	1,750,000	110,512
Noble Energy, Inc.	1,600,000	70,272
* National Oilwell Varco Inc.	1,003,560	64,348
Pogo Producing Co.	1,200,000	60,300
Pioneer Natural Resources Co.	1,220,000	53,985
* Pride International, Inc.	1,075,000	33,519
Noble Corp.	400,000	32,440
Chevron Corp.	557,292	32,306
*^ Hanover Compressor Co.	1,300,000	24,206
Arch Coal, Inc.	200,000	15,188
		641,554
Financials (1.2%)
MBIA, Inc.	562,500	33,823
East West Bancorp, Inc.	615,000	23,708
Capital One Financial Corp.	275,000	22,143
The Chubb Corp.	230,000	21,951
TCF Financial Corp.	330,000	8,498
Commerce Bancorp, Inc.	30,000	1,099
		111,222

11

	Shares	Market Value• ($000)
Health Care (17.2%)
* Biogen Idec Inc.	5,650,000	266,115
Applera Corp.-Applied Biosystems Group	7,944,700	215,619
Pfizer Inc.	7,617,780	189,835
Novartis AG ADR	3,150,000	174,636
* Millipore Corp.	1,855,000	135,526
* Affymetrix, Inc.	3,016,500	99,333
Roche Holdings AG	650,000	96,362
* ICOS Corp.	3,107,500	68,520
Eli Lilly & Co.	1,200,000	66,360
*1 BioMarin Pharmaceutical Inc.	4,670,500	62,678
Guidant Corp.	700,000	54,642
* Chiron Corp.	1,052,800	48,229
* Sepracor Inc.	800,000	39,048
Medtronic, Inc.	500,000	25,375
* Edwards Lifesciences Corp.	386,000	16,791
*^ Dendreon Corp.	1,861,750	8,769
* Waters Corp.	200,000	8,630
* Pharmacyclics, Inc.	713,250	3,281
		1,579,749
Industrials (11.4%)
FedEx Corp.	2,868,000	323,912
*1 Thomas & Betts Corp.	4,440,000	228,127
Pall Corp.	4,560,000	142,226
Union Pacific Corp.	1,050,000	98,018
Avery Dennison Corp.	1,592,000	93,100
* AMR Corp.	3,000,000	81,150
Fluor Corp.	500,000	42,900
*^ JetBlue Airways Corp.	3,241,050	34,744
Chicago Bridge & Iron Co. N.V	125,000	3,000
		1,047,177
Information Technology (40.4%)
Communications Equipment (12.0%)
* Corning, Inc.	13,976,700	376,113
* Research In Motion Ltd.	3,746,000	317,960
* Comverse Technology, Inc.	6,234,750	146,704
Motorola, Inc.	4,700,000	107,677
* Nortel Networks Corp.	28,000,100	85,400
Plantronics, Inc.	1,150,000	40,745
* Ciena Corp.	4,250,000	22,142
* Avocent Corp.	214,000	6,792

Computers & Peripherals (2.2%)
Hewlett-Packard Co.	2,600,000	85,540
*1 Emulex Corp.	4,549,400	77,749
* Avid Technology, Inc.	510,000	22,165
*^Concurrent Computer Corp.	3,530,400	11,403
* EMC Corp.	400,000	5,452

Electronic Equipment & Instruments (2.0%)
Tektronix, Inc.	2,557,200	91,318
* Trimble Navigation Ltd.	1,500,000	67,575
* Coherent, Inc.	720,000	25,279

Internet Software & Services (3.2%)
* VeriSign, Inc.	4,128,468	99,042
* eBay Inc.	2,300,000	89,838
* Akamai Technologies, Inc.	1,600,000	52,624
* Yahoo! Inc.	1,187,100	38,296
* Google Inc.	44,100	17,199

IT Services (0.4%)
First Data Corp.	693,500	32,470

Semiconductors & Semiconductor Equipment (11.2%)
* NVIDIA Corp.	4,400,000	251,944
*^1 Rambus Inc.	5,205,000	204,765
*^ ASML Holding (New York)	9,689,400	197,373
* Micron Technology, Inc.	10,800,000	158,976
Intersil Corp.	3,630,000	104,980
* Entegris Inc.	2,019,231	21,485
* Cymer, Inc.	470,000	21,357
Texas Instruments, Inc.	550,000	17,859
* AMIS Holdings Inc.	1,381,700	12,518

12

	Shares	Market Value• ($000)
* Freescale Semiconductor, Inc. Class B	450,000	12,497
* FormFactor Inc.	250,000	9,830
Intel Corp.	235,000	4,547
* Silicon Laboratories Inc.	65,000	3,572
* Altera Corp.	110,000	2,270

Software (9.4%)
* Symantec Corp.	12,598,800	212,038
*1 THQ Inc.	5,012,500	129,774
Microsoft Corp.	4,600,000	125,166
* Adobe Systems, Inc.	2,957,714	103,283
* Autodesk, Inc.	2,540,000	97,841
*1 Macrovision Corp.	3,670,000	81,291
* Citrix Systems, Inc.	1,700,000	64,430
*1 The Descartes Systems Group Inc.	4,645,000	17,512
* Intuit, Inc.	220,000	11,702
* NAVTEQ Corp.	205,000	10,383
* McAfee Inc.	220,000	5,353
		3,702,229
Materials (3.7%)
Monsanto Co.	2,905,784	246,265
1 Minerals Technologies, Inc.	1,560,000	91,120
		337,385
Telecommunication Services (2.0%)
Sprint Nextel Corp.	7,069,700	182,681
Total Common Stocks (Cost $5,622,856)		8,835,705
Temporary Cash Investments (4.4%)
2 Vanguard Market Liquidity Fund, 4.715%	331,410,136	331,410
2 Vanguard Market Liquidity Fund, 4.715%—Note G	69,720,400	69,720
Total Temporary Cash Investments (Cost $401,130)		401,130
Total Investments (100.8%) (Cost $6,023,986)		9,236,835
Other Assets and Liabilities—Net (-0.8%)		(73,395)
Net Assets (100%)		9,163,440

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		9,236,835
Receivables for Capital Shares Issued		8,266
Receivables for Investment
Securities Sold		4,401
Other Assets—Note C		7,228
Total Assets		9,256,730
Liabilities
Security Lending Collateral
Payable to Brokers—Note G		69,720
Payables for Capital Shares Redeemed		3,585
Other Liabilities		19,985
Total Liabilities		93,290
Net Assets		9,163,440

13

At March 31, 2006, net assets consisted of:3

Amount ($000)
Paid-in Capital	5,830,344
Overdistributed Net Investment Income	(1,380)
Accumulated Net Realized Gains	121,628
Unrealized Appreciation (Depreciation)
Investment Securities	3,212,849
Foreign Currencies	(1)
Net Assets	9,163,440

Investor Shares—Net Assets
Applicable to 148,344,312 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,384,557
Net Asset Value Per Share— Investor Shares	$36.30

Admiral Shares—Net Assets
Applicable to 45,048,599 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,778,883
Net Asset Value Per Share— Admiral Shares	$83.88

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to
   Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
   ADR-American Depositary Receipt.

14

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends[1,2]	23,159

Interest[2]	5,594

Security Lending	327

Total Income	29,080

Expenses

Investment Advisory Fees—Note B	11,194

The Vanguard Group—Note C

Management and Administrative

Investor Shares	5,622

Admiral Shares	1,927

Marketing and Distribution

Investor Shares	726

Admiral Shares	365

Custodian Fees	58

Shareholders' Reports

Investor Shares	54

Admiral Shares	5

Trustees' Fees and Expenses	4

Total Expenses	19,955

Expenses Paid Indirectly—Note D	(195)

Net Expenses	19,760

Net Investment Income	9,320

Realized Net Gain (Loss)

Investment Securities Sold[2]	182,334

Foreign Currencies	(3)

Realized Net Gain (Loss)	182,331

Change in Unrealized Appreciation (Depreciation)

Investment Securities	990,781

Foreign Currencies	(1)

Change in Unrealized Appreciation (Depreciation)	990,780

Net Increase (Decrease) in Net Assets Resulting from Operations	1,182,431

1 Dividends are net of foreign withholding taxes of $619,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $336,000, $5,587,000, and $10,199,000, respectively.

15

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	9,320	27,628
Realized Net Gain (Loss)	182,331	52,452
Change in Unrealized Appreciation (Depreciation)	990,780	1,220,533
Net Increase (Decrease) in Net Assets Resulting from Operations	1,182,431	1,300,613
Distributions
Net Investment Income
Investor Shares	(8,621)	(15,773)
Admiral Shares	(7,418)	(5,045)
Realized Capital Gain[1]
Investor Shares	(35,894)	(15,997)
Admiral Shares	(22,044)	(3,629)
Total Distributions	(73,977)	(40,444)
Capital Share Transactions—Note H
Investor Shares	(525,512)	(1,964,142)
Admiral Shares	345,589	1,403,339
Net Increase (Decrease) from Capital Share Transactions	(179,923)	(560,803)
Total Increase (Decrease)	928,531	699,366
Net Assets
Beginning of Period	8,234,909	7,535,543
End of Period[2]	9,163,440	8,234,909

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $32,891,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed (overdistributed) net investment income of ($1,380,000) and $5,342,000.

16

Financial Highlights

Capital Opportunity Fund Investor Shares

For a Share Outstanding	Six Months Ended Mar. 31,	Year Ended Sept. 30,	Nov. 1, 2003, to Sept. 30,	Year Ended October 31,
Throughout Each Period	2006	2005	2004[1]	2003	2002	2001	2000

Net Asset Value,
Beginning of Period	$31.92	$27.24	$24.28	$16.54	$20.73	$30.16	$19.34

Investment Operations

Net Investment Income	.029	.090[2]	.017	.009	.01	.07	.161

Net Realized and Unrealized
Gain (Loss) on Investments[3]	4.635	4.731	2.956	7.744	(4.13)	(7.42)	11.284

Total from
Investment Operations	4.664	4.821	2.973	7.753	(4.12)	(7.35)	11.445

Distributions

Dividends from Net
Investment Income	(.055)	(.070)	(.013)	(.013)	(.07)	(.16)	(.035)

Distributions from Realized
Capital Gains	(.229)	(.071)	—	—	—	(1.92)	(.590)

Total Distributions	(.284)	(.141)	(.013)	(.013)	(.07)	(2.08)	(.625)

Net Asset Value,
End of Period	$36.30	$31.92	$27.24	$24.28	$16.54	$20.73	$30.16

Total Return[4]	14.70%	17.72%	12.25%	46.91%	-19.97%	-25.68%	60.37%

Ratios/Supplemental Data

Net Assets, End of
Period (Millions)	$5,385	$5,231	$6,199	$5,120	$3,181	$4,454	$5,437

Ratio of Total Expenses to
Average Net Assets	0.51%[5]	0.51%	0.52%[5]	0.59%	0.58%	0.60%	0.62%

Ratio of Net Investment
Income to Average
Net Assets	0.17%[5]	0.33%[2]	0.06%[5]	0.04%	0.07%	0.28%	0.64%

Portfolio Turnover Rate	7%[5]	12%	10%	14%	14%	20%	15%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3 Includes increases from redemption fees of $.00, $.01, $.01, $.01, $.03, $.03, and $.02.
4 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
5 Annualized.

17

Capital Opportunity Fund Admiral Shares

For a Share Outstanding Throughout Each Period	Six Months Ended Mar. 31, 2006	Year Ended Sept. 30, 2005	Nov. 1, 2003, to Sept. 30, 2004[1]	Year Ended Oct. 31, 2003	Nov. 12, 20012 to Oct. 31, 2002

Net Asset Value, Beginning of Period	$73.77	$62.96	$56.11	$38.22	$50.00

Investment Operations

Net Investment Income	.111	.291[3]	.096	.062	.07

Net Realized and Unrealized

Gain (Loss) on Investments[4]	10.706	10.911	6.828	17.894	(11.68)

Total from Investment Operations	10.817	11.202	6.924	17.956	(11.61)

Distributions

Dividends from Net Investment Income	(.178)	(.228)	(.074)	(.066)	(.17)

Distributions from Realized Capital Gains	(.529)	(.164)	—	—	—

Total Distributions	(.707)	(.392)	(.074)	(.066)	(.17)

Net Asset Value, End of Period	$83.88	$73.77	$62.96	$56.11	$38.22

Total Return[5]	14.76%	17.82%	12.36%	47.05%	-23.32%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,779	$3,004	$1,337	$840	$395

Ratio of Total Expenses to Average Net Assets	0.40%[6]	0.42%	0.41%[6]	0.49%	0.50%[6]

Ratio of Net Investment Income to
Average Net Assets	0.28%[6]	0.38%[3]	0.17%[6]	0.14%	0.17%[6]

Portfolio Turnover Rate	7%6	12%	10%	14%	14%

1 The fund's fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Inception.
3 Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
4 Includes increases from redemption fees of $.00, $.01, $.03, $.03, and $.07.
5 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
6 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Horizon Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the funds’ pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

19

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $986,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2006, these arrangements reduced the fund’s expenses by $195,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2006, the fund realized net foreign currency losses of $3,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

20

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $3,212,849,000, consisting of unrealized gains of $3,563,868,000 on securities that had risen in value since their purchase and $351,019,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2006, the fund purchased $269,832,000 of investment securities and sold $646,761,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2006, was $67,636,000, for which the fund received cash collateral of $69,720,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	180,807	5,341	381,565	12,824

Issued in Lieu of Cash Distributions	42,032	1,273	29,794	967

Redeemed[1]	(748,351)	(22,167)	(2,375,501)	(77,454)

Net Increase (Decrease)—Investor Shares	(525,512)	(15,553)	(1,964,142)	(63,663)

Admiral Shares

Issued	536,973	6,814	1,643,729	22,950

Issued in Lieu of Cash Distributions	26,959	353	7,922	111

Redeemed[1]	(218,343)	(2,838)	(248,312)	(3,575)

Net Increase (Decrease)—Admiral Shares	345,589	4,329	1,403,339	19,486

1 Net of redemption fees of $45,000 and $1,595,000 (fund totals).

21

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the six months ended March 31, 2006, in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2005 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Mar. 31, 2006 Market Value ($000)

BioMarin Pharmaceutical Inc.	40,773				62,678

Concurrent Computer Corp.	6,814		808		n/a1

The Descartes Systems Group Inc.	11,241				17,512

The Dress Barn, Inc.	50,072				105,490

Emulex Corp.	91,539	359			77,749

Linens 'n Things, Inc.	61,410		64,325		—

Macrovision Corp.	70,097				81,291

Men's Wearhouse, Inc.	96,120			180	129,384

Minerals Technologies, Inc.	89,248			156	91,120

Rambus Inc.	62,981				204,765

Strattec Security Corp.	11,407				8,204

Thomas & Betts Corp.	174,631		26,250		228,127

THQ Inc.	106,813	50			129,774

	873,146	409	91,383	336	1,136,094

1 At March 31, 2006, the security is still held but the issuer is no longer an affiliated company of the fund.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006

Capital Opportunity Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,147.00	$2.73
Admiral Shares	1,000.00	1,147.59	2.14
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.39	$2.57
Admiral Shares	1,000.00	1,022.94	2.02

1	These calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.51% for Investor Share and 0.40% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the transaction fee on redemptions. These fees are fully described in the prospectus. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

24

Trustees Renew Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the advisory firm. PRIMECAP Management has a long tenure as investment advisor for Vanguard funds, dating to 1984. The board noted that PRIMECAP Management is recognized for its long-term approach to growth equity investing and that experienced portfolio managers employ a fundamental, research-driven approach in seeking to identify companies with long-term growth potential.

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmark indexes and peer groups. The fund has performed in line with expectations, and its results have been consistent with its investment strategy. The trustees found that the fund has an excellent performance record under PRIMECAP Management relative to both its benchmark and its peer-group average. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
and the ship logo are trademarks of The Vanguard
Direct Investor Account Services > 800-662-2739	Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052006

 Vanguard® Global Equity Fund

> Semiannual Report

March 31, 2006

> Vanguard Global Equity Fund posted an 11.1% return for the six months ended March 31, 2006. The fund’s performance surpassed those of both its benchmark index and its average peer by small margins.

> Returns of international stocks were higher than those from U.S. stocks. However, a stronger U.S. dollar somewhat reduced the foreign gains for U.S.-based investors.

> The advisors’ skillful stock selection and emphasis on certain countries—most notably emerging markets—led the fund to its gain.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisors' Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund's Expenses	29
The Fund Adds an Investment Advisor	31
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006

Total Returns
Vanguard Global Equity Fund	11.1%
MSCI All Country World Index	10.8
Average Global Fund[1]	10.7

Your Fund’s Performance at a Glance
September 30, 2005–March 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Global Equity Fund	$19.72	$21.18	$0.240	$0.435

1 Derived from data provided by Lipper Inc.

 Chairman's Letter

Dear Shareholder,

International stocks, which have enjoyed outstanding returns over the past few years, continued to outstrip their U.S. counterparts during the six months ended March 31. Vanguard Global Equity Fund returned 11.1% over this period, significantly leading the broad U.S. market's single-digit return and edging out the returns of its primary benchmark and its peer group.

The first table on page 1 presents the total returns (capital change plus reinvested distributions) for your fund and its comparative measures.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005's already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets.

However, Japanese and emerging markets continued to dominate other market segments.

The fund's advisors showed skill at choosing stocks and countries

During the fiscal half-year, strong stock selection and an emphasis on some of the world's lower-profile but better-performing markets led to good performance for the Global Equity Fund. The willingness of the fund's two advisors to stray from the beaten path was evident in the fund's relatively light weighting in U.S. stocks. These represented a bit more than 40% of Global Equity's assets, in contrast with a weighting of about 47% in the Morgan Stanley Capital International (MSCI) All Country World Index. The advisors also managed to identify some of the better-performing stocks in the United States, particularly in the basic industrial and transportation industries.

The advisors underweighted European stocks, though to a smaller extent than U.S. issues. The fund's European holdings returned 17%, outperforming the index's European stocks by several percentage points. Stocks in France, Spain, and the United Kingdom provided very good returns. The fund's Japanese holdings were disappointing, however; a number of them failed to participate in the Japanese market's rebound.

Market Barometer

	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

MSCI All Country World Index ex USA (International)	14.6%	28.1%	11.8%

Russell 1000 Index (Large-caps)	6.7	13.2	4.7

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	–0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

The fund’s exposure to stocks in several emerging markets was important to its success. Holdings in many of these countries—particularly South Africa and Taiwan—turned in impressive gains, as investors’ enthusiasm for these fast-growing economies seemed to reach a fever pitch.

At the sector level, the fund’s significant emphases included materials and industrials stocks; also important was its relatively light commitment to health care stocks. During the half-year all but one sector—utilities—turned in positive results.

The fund’s materials group, which was overweighted, included a number of strong performers, particularly among aluminum and steel makers. Nucor, an American steel producer, was a large holding and the biggest contributor to the

Annualized Expense Ratios:1
Your fund compared with its peer group

	Fund	Average Global Fund
Global Equity Fund	0.74%	1.77%

fund’s overall gain. In industrials, too, good stock selection led to strong returns. A number of the fund’s airline stocks performed strongly despite the volatile environment in which they operate. Most notable was AMR, the parent company of American Airlines, which saw its share price more than double in the period. The advisors’ underweighting of health care stocks proved wise, as drug makers and producers of medical supplies generally saw weak results.

The fund’s stock selections were off-target in a few sectors. In technology, for example, the fund did not hold some of the period’s better performers. In addition, the fund’s overweighted consumer discretionary position was hurt by poor results from publishers, Internet retailers, and broadcasters around the globe.

Fund Assets Managed

	March 31, 2006
	$ Million	Percentage

Acadian Asset
Management, Inc.	$2,072	59%

Marathon Asset
Management LLP	1,226	35

Cash Investments[2]	201	6

Total	$3,499	100%

1 Fund expense ratio reflects the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.
2 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash postion.

On April 18, we announced that AllianceBernstein L.P. would join Acadian Asset Management, Inc., and Marathon Asset Management LLP as the third investment advisor for your fund. The firm also manages a portion of several other Vanguard funds. We expect that the addition of this well-established firm will enhance the fund’s diversification while maintaining its disciplined stock-selection process. (See page 31 for more details.)

For more details on the fund’s performance and individual securities, see the Advisors’ Report, which begins on page 6.

Secure your future by maintaining your balance

Debates about the direction and magnitude of future stock returns are a staple of the financial media. The back-and-forth can make for interesting theater, and occasionally for educational commentary, but it has almost no relevance for your own investment plan.

Our response to big-picture questions about the market’s direction is that we simply can’t know. What we can do is encourage investors to develop a portfolio with the appropriate mix of stock, bond, and money market funds to meet their own unique needs. If you ignore the sideshow chatter and instead focus on maintaining a balanced, diversified, and low-cost portfolio of mutual funds, you will be well-positioned to ride out the market’s moves, whatever they may be.

In general, mutual funds that invest internationally can be expected to deliver more volatility than domestic funds. For this reason, we believe the Global Equity Fund is best used as a supporting player within a well-diversified portfolio. In light of its advisors’ proven skills and the fund’s notably low operating expenses, we are optimistic about the fund’s continuing ability to post competitive long-term results.

As always, thank you for investing your hard-earned money with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
April 19, 2006

Advisors’ Report

During the six months ended March 31, 2006, Vanguard Global Equity Fund returned 11.1%, reflecting the combined results of your fund’s independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches to a particular market segment, enhancing the diversification of your fund.

The advisors, their percentage of fund assets managed, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment opportunities in their markets and of how their portfolio positioning reflects this assessment.

Acadian Asset Management, Inc.

Portfolio Managers:
John Chisholm, CFA, Executive Vice
President and Co-Chief Investment Officer
Ronald Frashure, CFA, President and Co-
Chief Investment Officer
Brian Wolahan, CFA, Senior Vice President
and Co-Director of Research

For the fiscal six months ended March 31, 2006, our portfolio benefited from strong stock selection in the United States. Stock selection in France, Germany, and Spain also added value, as did our overweighting of the Netherlands and Turkey. The portfolio’s underweighting in Japan, however, as well as weak stock selection there, detracted from our return. Country overweightings and stock selections in Australia, Canada, and Finland also detracted from the return.

Vanguard Global Equity Fund Investment Advisors

Investment Advisors	Fund Assets Managed (%)	Investment Strategy

Acadian Asset Management, Inc.	59	A quantitative, active, bottom-up investment process
		that combines stock and country/sector valuation to
		arrive at a return forecast for each of more than
		20,000 securities in the global universe.

Marathon Asset Management LLP	35	A long-term and contrarian investment philosophy and
		process with a focus on industry capital cycle analysis
		and in-depth management assessment.

Cash Investments[1]	6	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

The portfolio’s successes included, in the United States, favorable stock selections in the materials sector (for example, Nucor and Phelps Dodge). Increased costs, supply/demand issues, and moderating Chinese output were good news for prices and valuations in the materials group, the portfolio’s top-performing sector for the period. Banking and finance selections in Europe fared especially well for the portfolio, outperforming in an environment of increased mortgage-lending activity and healthier consumer and business confidence throughout the region. French bank BNP Paribas and Spain’s Banco Santander Central Hispano were notable holdings. An overweighted allocation to the Netherlands exposed the portfolio to additional key holdings in banking and finance, including ABN AMRO and ING Groep. The overweighted allocation to Turkey also added value.

In terms of less successful investments, stock selection in Japan cost the portfolio as holdings such as transport group Mitsui OSK Lines and telecommunications operator KDDI posted disappointing results. The portfolio focused on mid-capitalization and smaller stocks in the Japanese market, which hurt returns during a period in which large-cap issues led the Japanese market. The underweighted allocation to Japan, which had a strong run during the period, was a further detriment in this market.

The portfolio was overweighted in the emerging markets of China, Turkey, and Taiwan, and in the developed markets of Spain, the Netherlands, and Belgium.

The portfolio was underweighted in the United Kingdom and Japan. Our outlook is positive for most European markets, based on several key factors: Inflation remains controlled, and the region’s major economies have shown encouraging signs of continued—if moderate—growth. We also still rank many emerging markets favorably in our forecasting, as the asset class exhibits ongoing signs of growth and improving economic fundamentals.

Our short-term forecast for Japan remains negative on a capitalization-weighted basis, after the country’s recent market gains. Relative valuations are higher than those seen in many alternative markets. We see the potential for underperformance from stocks across many Japanese sectors, although our process continues to uncover highly attractive individual holdings even in sectors that we view negatively overall. We continue to view Japan as a market in which individual stock selection can produce excellent results, but in which the overall market has the potential to underperform the world equity market over the short term.

Marathon Asset Management LLP

Portfolio Managers:
Jeremy Hosking, Investment Director
Neil Ostrer, Investment Director
William Arah, Investment Director

For the fiscal half-year, our portfolio has gradually shifted from its still-overweighted positions in Southeast Asia and South Africa to add to its Japanese positions. The gradual reduction from Southeast Asia reflects the harvesting of a few of the many investments we made around 1997 and 1998 after the pessimism of the Asian currency crisis left multiple bargains (in hindsight). Many of these holdings have risen significantly and are no longer obviously undervalued. Similarly, the South African stock market has been a huge success story over the last five years, fueled by disciplined monetary policy and a recovery in investment sentiment, both domestically and internationally. The country’s currency and stock market both have enjoyed significant bull markets.

Over the last six months the portfolio has benefited from its bias toward mid- and smaller-cap issues in Europe, as several companies have been involved in actual or rumored merger and acquisition (M&A) activity. Unlike previous takeover feeding frenzies, this one is fueled by low interest rates, as well as by corporations, private equity funds, and “infrastructure funds” that are awash with cash. We anticipate that the next moves within the European portion of the portfolio will be from the cyclicals toward companies with more defensive earnings streams, and from mid-cap toward larger-cap issues. But for the time being, the M&A boom continues to benefit the portfolio.

From a longer-term view, which is how we invest, we remain positive on the structural changes happening in Japan; thus, we have slightly enlarged our portfolio holdings there. Historically, the cash flow in a Japanese company has belonged to the stakeholders. However, this ownership is slowly but surely shifting to the real owners, the shareholders—with implications for improvements in corporate profitability, more M&A, restructuring, and, hence, increased dividends. In recent months we have moved from economically sensitive issues, which have performed very well, toward large-cap, cash-generating noncyclicals with a domestic, rather than a U.S., consumer focus; for the first time in 20 years, we are becoming overweighted in companies in the large-cap Topix Core 30 Index.

The underweighting in North America remains, with the portfolio focused on “business to business” beneficiaries as the U.S. consumer appears overextended and companies have strong cash flows owing to their underinvestment in recent years.

Fund Profile
As of March 31, 2006

Portfolio Characteristics

	Fund	Comparative Index[1]
Number of Stocks	553	2,617
Turnover Rate	79%[2]	—
Expense Ratio	0.74%[2]	—
Short-Term Reserves	1%	—

Sector Diversification (% of portfolio)

	Fund	Comparative Index[1]
Consumer Discretionary	14%	11%
Consumer Staples	5	8
Energy	10	10
Financials	27	25
Health Care	5	9
Industrials	11	11
Information Technology	8	11
Materials	10	6
Telecommunication Services	7	5
Utilities	2	4
Short-Term Reserves	1%	—

Volatility Measures

	Fund	Comparative Index[1]
R-Squared	0.91	1.00
Beta	1.10	1.00

Ten Largest Holdings3 (% of total net assets)

Nucor Corp.	steel	2.0%

China Mobile	wireless
(Hong Kong) Ltd.	telecommunication
	services	1.7

Banco Santander	diversified
Central Hispano SA	banks	1.3

ConocoPhillips Co.	integrated oil
	and gas	1.3

Mizuho Financial	diversified
Group, Inc.	banks	1.3

Devon Energy Corp.	oil and gas
	exploration
	and production	1.2

Phelps Dodge Corp.	diversified metals
	and mining	1.2

ING Groep NV	diversified
	financial services	1.2

BNP Paribas SA	diversified
	banks	1.0

CSX Corp.	railroads	1.0

Top Ten		13.2%

Allocation by Region (% of portfolio)

1 MSCI All Country World Index.
2 Annualized.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification (% of portfolio)

	Fund[1]	Comparative Index[2]
Europe
United Kingdom	8%	10%
France	4	4
Netherlands	3	1
Spain	3	2
Germany	3	3
Belgium	1	1
Switzerland	1	3
Italy	1	2
Sweden	1	1
Finland	1	1
Other European Markets	0	1
Subtotal	26%	29%
Pacific
Japan	11%	11%
Hong Kong	3	1
Australia	2	2
Malaysia	1	0
Subtotal	17%	14%
Emerging Markets
China	3%	1%
Taiwan	2	1
Turkey	2	0
South Africa	1	1
Thailand	1	0
South Korea	1	1
Russia	1	0
Philippines	1	0
Brazil	0	1
Other Emerging Markets	0	3
Subtotal	12%	8%
North America
United States	41%	46%
Canada	3	3
Subtotal	44%	49%
Short-Term Reserves	1%	—

1 Country percentages exclude currency contracts held by the fund.
2 MSCI All Country World Index.
   See page 34 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995-March 31, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

	Inception Date	One Year	Five Years	Ten Years
Global Equity Fund	8/14/1995	21.68	14.86	11.84%

1 Six months ended March 31, 2006.
   Note: See Financial Highlights table on page 24 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (92.9%)[1]
Australia (1.8%)
Commonwealth Bank of Australia	505,818	16,319
QBE Insurance Group Ltd.	745,705	11,616
Santos Ltd.	1,324,907	10,737
Rio Tinto Ltd.	131,760	7,404
Australia & New Zealand Bank Group Ltd.	179,613	3,389
Caltex Australia Ltd.	174,022	2,379
Iluka Resources Ltd.	420,516	2,351
Orica Ltd.	95,576	1,580
Amcor Ltd.	288,443	1,522
* Oxiana Ltd.	566,820	1,085
Alumina Ltd.	204,000	1,074
Leighton Holdings Ltd.	74,990	947
Rinker Group Ltd.	65,098	914
^ Babcock & Brown Ltd.	68,593	902
CSL Ltd.	13,789	539
		62,758
Belgium (1.3%)
Fortis	866,800	30,808
Dexia	458,664	11,821
Colruyt NV	25,942	3,877
		46,506
Canada (3.2%)
Imperial Oil Ltd.	162,600	17,526
Rogers Communications, Inc. Class B	367,900	14,049
* Bombardier Inc. Class B	4,268,200	12,439
^ Bank of Nova Scotia Halifax	257,900	10,350
* Nortel Networks Corp.	2,988,330	9,114
Goldcorp Inc.	261,400	7,656
Alcan Inc.	158,800	7,273
^ Telus Corp.- Non Voting Shares	185,900	7,198
Teck Cominco Ltd. Class B	84,500	5,443
^ BCE Inc.	155,700	3,754
EnCana Corp.	79,600	3,719
^ Fairmont Hotels & Resorts Inc.	74,300	3,313
^ Abitibi-Consolidated Inc.	660,200	2,733
* ACE Aviation Holdings, Inc.	86,200	2,515
* Fraser Papers Inc.	198,800	1,259
Telus Communications Inc.	29,789	1,170
^ Methanex Corp.	36,600	750
Novelis Inc.	31,760	652
*^ Fortis Inc.	7,680	148
Sherritt International Corp.	11,000	100
AUR Resources Inc.	7,732	98
^ Rothmans Inc.	5,600	97
* Firstservice Corp.	2,397	59
		111,415
Chile (0.0%)
Banco Santander Chile SA ADR	9,500	414

China (3.1%)
China Mobile (Hong Kong) Ltd.	11,018,500	57,937
PetroChina Co. Ltd.	20,532,000	21,525

	Shares	Market Value• ($000)
China Petroleum & Chemical Corp.	28,398,000	16,573
CNOOC Ltd.	3,787,000	2,949
China Telecom Corp. Ltd.	8,038,000	2,845
Tsingtao Brewery Co., Ltd.	1,548,000	2,154
China Unicom Ltd.	1,886,000	1,540
Aluminum Corp. of China Ltd.	1,032,000	1,084
		106,607
Denmark (0.3%)
*^ William Demant A/S	58,500	3,866
Coloplast A/S B Shares	35,400	2,663
*^ Vestas Wind Systems A/S	95,699	2,377
		8,906
Finland (0.5%)
^ Metso Oyj	197,900	7,624
Sampo Oyj A Shares	326,600	6,861
^ TietoEnator Oyj B Shares	78,020	3,037
		17,522
France (3.4%)
BNP Paribas SA	386,862	35,753
Credit Agricole SA	444,415	17,200
Societe Generale Class A	64,535	9,657
Vivendi Universal SA	280,259	9,566
Arcelor	203,120	7,980
AXA	139,000	4,855
Carrefour SA	71,808	3,803
Groupe Danone	30,700	3,721
Sanofi-Aventis	38,280	3,625
Total SA	13,669	3,599
SCOR SA	1,217,900	3,095
Cie. de St. Gobain SA	37,200	2,589
Thales SA	57,800	2,559
* Alcatel SA	160,800	2,469
Bouygues SA	43,553	2,304
* Atos Origin SA	26,400	1,950
Euronext NV	21,344	1,757
Air France	27,974	656
* BNP Paribas New	4,902	439
		117,577
Germany (2.5%)
Volkswagen AG	219,581	16,533
Deutsche Lufthansa AG	696,647	12,426
Puma AG	20,232	7,652
Continental AG	67,178	7,377
Man AG	96,908	6,711
Allianz AG	31,219	5,194
Fresenius Medical Care AG	40,900	4,874
DaimlerChrysler AG (Registered)	76,700	4,394
BASF AG	55,100	4,311
E.On AG	38,620	4,237
Porsche AG	3,543	3,381
Bayerische Motoren Werke AG	61,480	3,378
Deutsche Post AG	82,200	2,060
Deutsche Boerse AG	13,295	1,909
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	9,452	1,335
Beiersdorf AG	8,995	1,295
Fresenius Medical Care AG ADR	29,244	1,165
Hochtief AG	11,629	657
		88,889
Hong Kong (2.4%)
* Jardine Matheson Holdings Ltd.	965,102	17,723
Jardine Strategic Holdings Ltd.	1,245,900	13,833
New World Development Co., Ltd.	7,550,300	13,199
Henderson Land Development Co. Ltd.	1,117,000	6,179
Hong Kong Aircraft & Engineering Co., Ltd.	668,000	6,171
Television Broadcasts Ltd.	1,068,000	6,047
China Netcom Group Corp. Hong Kong Ltd.	2,156,500	3,800
Wheelock and Co. Ltd.	1,883,000	3,364
Hong Kong and Shanghai Hotels Ltd.	2,531,367	2,882
First Pacific Co. Ltd.	6,988,000	2,587
Hong Kong Exchanges & Clearing Ltd.	389,000	2,343
SmarTone Telecommunications Ltd.	2,082,790	2,280
Next Media Ltd.	2,894,000	1,639

	Shares	Market Value• ($000)
I-Cable Communications Ltd.	5,207,000	1,172
Mandarin Oriental International Ltd.	881,690	917
Silver Grant International Industries Ltd.	1,752,000	564
Asia Satellite Telecommunications Holdings Ltd.	208,500	379
Solomon Systech International Ltd.	482,000	232
		85,311
Indonesia (0.3%)
PT Semen Gresik Tbk	1,155,000	3,239
PT Bank Indonesia Tbk	53,415,229	2,948
PT Gudang Garam Tbk	1,149,900	1,328
PT Matahari Putra Prima Tbk	11,028,500	1,251
PT Indofood Sukses Makmur Tbk	10,823,000	1,055
PT Citra Marga Nusaphala Persada Tbk	774,000	71
* PT Mulia Industrindo Tbk	921,000	18
		9,910
Ireland (0.1%)
Independent News & Media PLC	941,918	3,042
Fyffes PLC	462,500	1,242
		4,284
Italy (1.1%)
Assicurazioni Generali SpA	402,908	15,116
*^ Fiat SpA	524,400	6,597
Saipem SpA	271,200	6,256
Luxottica Group SpA ADR	179,800	4,943
Unicredito Italiano SpA	550,900	3,968
Banca Monte dei Paschi di Siena SpA	207,500	1,164
Banca Popolare Italiana	96,100	1,015
Natuzzi SpA-Sponsored ADR	50,700	370
		39,429
Japan (10.0%)
Mizuho Financial Group, Inc.	5,465	44,590
Sony Corp.	619,100	28,451
Mitsubishi Corp.	1,048,600	23,850
KDDI Corp.	4,467	23,800
Advantest Corp.	145,500	17,243
Orix Corp.	44,680	13,843
Tokyo Electron Ltd.	148,500	10,186
Canon, Inc.	137,300	9,039
Sumitomo Mitsui Financial Group, Inc.	533	5,869
East Japan Railway Co.	720	5,320
Matsushita Electric Industrial Co., Ltd.	232,000	5,113
Sumitomo Trust & Banking Co., Ltd.	389,000	4,489
Kirin Brewery Co., Ltd.	312,000	4,235
West Japan Railway Co.	932	3,923
^ Tokyo Gas Co., Ltd.	898,000	3,915
Takeda Pharmaceutical Co. Ltd.	67,500	3,830
^ Kawasaki Heavy Industries Ltd. 1,082,000	1,082,000	3,790
Kao Corp.	143,000	3,753
FamilyMart Co., Ltd.	114,900	3,598
Toyota Motor Corp.	64,100	3,482
Central Japan Railway Co.	348	3,424
Honda Motor Co., Ltd.	52,400	3,226
Fuji Photo Film Co., Ltd.	94,000	3,122
Nintendo Co.	20,800	3,098
Secom Co., Ltd.	60,500	3,078
Nippon Telegraph and Telephone Corp.	720	3,073
Dai-Nippon Printing Co., Ltd.	168,000	3,032
Sekisui House Ltd.	200,000	2,976
NTT DoCoMo, Inc.	2,012	2,958
Tokyo Electric Power Co.	115,600	2,876
Seven and I Holdings Co., Ltd.	72,300	2,857
Nippon Sanso Corp.	368,000	2,713
Denso Corp.	66,300	2,614
Sompo Japan Insurance Inc.	181,000	2,614
Sankyo Co., Ltd.	36,700	2,512
Matsushita Electric Works, Ltd.	205,000	2,457
Sega Sammy Holdings Inc.	60,500	2,450
Tanabe Seiyaku Co., Ltd.	212,000	2,342
^ Bank of Fukuoka, Ltd.	278,000	2,340
Sumitomo Electric Industries Ltd.	147,000	2,323

	Shares	Market Value• ($000)
Nippon Suisan Kaisha Ltd.	508,000	2,307
Marubeni Corp.	437,000	2,285
Hitachi Ltd.	319,000	2,253
Onward Kashiyama Co., Ltd.	126,000	2,226
Suzuki Motor Corp.	97,000	2,225
Bank of Yokohama Ltd.	271,000	2,215
^ Sumitomo Forestry Co.	218,000	2,209
Ricoh Co.	113,000	2,199
Namco Bandai Holdings Inc.	160,650	2,199
Shiseido Co., Ltd.	118,000	2,188
Mitsubishi UFJ Financial Group	142	2,154
Sumitomo Metal Mining Co.	153,000	2,134
JS Group Corp.	97,000	2,082
Aisin Seiki Co., Ltd.	52,900	2,053
Mazda Motor Corp.	334,000	2,025
Chiba Bank Ltd.	221,000	1,960
^ Matsui Securities Co., Ltd.	140,000	1,937
Ebara Corp.	304,000	1,906
Nippon Oil Corp.	241,000	1,884
Nippon Yusen Kabushiki Kaisha Co.	294,000	1,792
^ Alfresa Holdings Corp.	28,200	1,709
Toppan Forms Co., Ltd.	101,600	1,692
Kinden Corp.	164,000	1,483
Nippon Meat Packers, Inc.	130,000	1,358
Ryosan Co., Ltd.	48,500	1,297
Shimizu Corp.	176,000	1,278
Mitsui Trust Holding Inc.	85,000	1,240
NEC Corp.	176,000	1,235
Toyo Seikan Kaisha Ltd.	68,000	1,230
Nisshinbo Industries, Inc.	107,000	1,194
Yamatake Corp.	50,000	1,177
Yamaha Motor Co., Ltd.	46,000	1,135
Tokyo Ohka Kogyo Co., Ltd.	35,400	1,098
Isetan Co.	49,000	1,066
Yamato Holdings Co., Ltd.	52,000	1,063
Daifuku Co., Ltd.	63,500	1,041
OMC Card, Inc.	52,400	1,031
*^ Haseko Corp.	223,500	841
Japan Tobacco, Inc.	215	755
NGK Insulators Ltd.	47,000	688
Leopalace21 Corp.	17,500	652
Nippon Mining Holdings Inc.	75,000	631
NGK Spark Plug Co.	25,000	581
Noritake Co., Ltd.	81,000	542
Inabata & Co., Ltd.	49,000	443
Fujitsu Fronttec Ltd.	32,700	340
Mitsubishi Gas Chemical Co.	25,000	304
Ajinomoto Co., Inc.	21,000	224
		347,965
Malaysia (0.6%)
Resorts World Bhd	1,742,000	6,248
Bumiputra-Commerce Holdings Bhd	3,336,919	5,704
Telekom Malaysia Bhd	1,297,500	3,291
British American Tobacco Bhd	165,000	1,905
Maxis Communications Bhd	723,800	1,710
Kumpulan Guthrie Bhd	965,000	672
Genting Bhd	79,400	513
* Digi.com Bhd	209,900	482
Malaysian Airline System Bhd	550,000	454
* Multi-Purpose Holdings Bhd	1,855,000	425
Lion Industries Corp. Bhd	380,000	78
* Multi-Purpose Holdings Bhd. Warrants Exp. 2/26/09	254,000	11
		21,493
Mexico (0.1%)
America Movil SA de CV Series L ADR	46,200	1,583
Telefonos de Mexico SA Class L ADR	32,000	719
		2,302
Netherlands (3.1%)
ING Groep NV	1,026,663	40,377
ABN AMRO Holding NV	935,437	27,913
Aegon NV	866,440	15,961
Heineken NV	249,077	9,423
Koninklijke KPN NV	428,257	4,808
Koninklijke (Royal) Philips Electronics NV	141,871	4,769
Koninklijke Boskalis Westminster NV	35,437	2,291
Wolters Kluwer NV	72,271	1,796
Koninklijke DSM NV	26,654	1,213
		108,551

	Shares	Market Value• ($000)
New Zealand (0.0%)
^ Telecom Corp. of New Zealand Ltd.	468,517	1,587
PGG Wrightson Ltd.	58,578	66
		1,653
Norway (0.1%)
DnB NOR ASA	228,000	3,060
Orkla ASA	23,200	1,146
		4,206
Philippines (0.6%)
Ayala Corp.	1,250,226	8,656
Globe Telecom, Inc.	386,200	6,642
Jollibee Foods Corp.	2,574,900	1,813
Banco De Oro	2,613,000	1,736
* ABS-CBN Broadcasting Corp.	3,806,100	876
		19,723
Poland (0.0%)
KGHM Polska Miedz SA	35,442	901

Russia (0.6%)
OAO Lukoil Holding Sponsored ADR	238,075	19,855

Singapore (0.4%)
Great Eastern Holdings Ltd.	500,000	4,354
BIL International Ltd.	4,553,000	4,196
United Industrial Corp., Ltd.	2,593,000	2,230
Singapore Airlines Ltd.	99,000	855
SembCorp Marine Ltd.	395,000	695
Yellow Pages (Singapore) Ltd.	368,000	376
StarHub Ltd.	204,000	274
		12,980
South Africa (1.4%)
Sun International Ltd.	549,866	8,777
RMB Holdings Ltd.	1,550,600	7,320
* Hosken Consolidated Investments Ltd.	1,103,148	7,222
Nedbank Group Ltd.	271,805	5,657
Anglo Platinum Ltd.	62,500	5,652
Anglo American PLC	145,345	5,602
FirstRand Ltd.	1,329,636	4,300
JD Group Ltd.	113,446	1,719
Gold Fields Ltd.	62,340	1,361
City Lodge Hotels Ltd.	83,078	727
New Clicks Holdings Ltd.	301,750	528
		48,865
South Korea (0.6%)
Korea Electric Power Corp.	280,830	11,755
* Hynix Semiconductor Inc.	226,230	6,680
Samsung Electronics Co., Ltd.	950	613
Kookmin Bank	7,000	600
Samyang Corp.	8,820	519
Hyundai Motor Co. Ltd.	5,000	419
* STX Pan Ocean Co. Ltd.	661,000	362
POSCO	1,000	257
Korea Iron & Steel Co., Ltd.	4,000	129
Kiswire Ltd.	3,000	76
		21,410
Spain (2.9%)
Banco Santander Central Hispano SA	3,222,054	46,924
ACS, Actividades de Contruccion y Servisios, SA	465,332	18,019
Banco Bilbao Vizcaya Argentaria SA	561,736	11,687
Acciona SA	48,700	7,565
Banco Popular Espanol SA	316,500	4,651
Acerinox SA	272,500	4,448
Telefonica SA	197,009	3,081
* Sogecable SA	45,032	1,794
Banco de Sabadell SA	41,669	1,364
NH Hoteles SA	74,140	1,273
Viscofan SA	58,000	821
Prosegur Cia de Seguridad SA (Registered)	20,000	504
		102,131
Sweden (1.0%)
ForeningsSparbanken AB	195,500	5,502
^ Nordea Bank AB	440,500	5,433
Svenska Handelsbanken AB A Shares	183,400	5,089
Telefonaktiebolaget LM Ericsson AB Class B	1,324,700	5,001
^ Skandinaviska Enskilda Banken AB A Shares	151,200	3,741
Assa Abloy AB	189,200	3,506

	Shares	Market Value• ($000)
^ Svenska Cellulosa AB B Shares	78,860	3,459
Hoganas AB B Shares	46,850	1,136
* Lindex AB	33,200	490
		33,357
Switzerland (1.3%)
Zurich Financial Services AG	101,089	23,607
Cie. Financiere Richemont AG	109,600	5,232
Novartis AG (Registered)	90,340	5,000
* Alcon, Inc.	34,500	3,597
Adecco SA (Registered)	60,800	3,384
Geberit AG	2,703	2,576
* Logitech International SA	62,300	2,486
Publigroupe SA	3,140	940
Kudelski SA	2,200	62
		46,884
Taiwan (2.0%)
Chi Mei Optoelectronics Corp.	20,249,000	28,456
Taiwan Semiconductor Manufacturing Co., Ltd.	7,995,000	15,681
United Microelectronics Corp.	12,870,000	8,098
Chunghwa Telecom Co., Ltd.	2,989,000	5,622
Siliconware Precision Industries Co.	2,039,000	2,628
Powerchip Semiconductor Corp.	3,801,000	2,214
Chunghwa Picture Tubes, Ltd.	7,131,000	1,813
Taiwan Cellular Corp.	1,407,000	1,341
* Winbond Electronics Corp.	2,940,000	851
Formosa Plastic Corp.	480,000	749
Far EasTone Telecommunications Co., Ltd.	627,000	739
ProMOS Technologies Inc.	1,993,208	676
Formosa Chemicals & Fibre Corp.	354,000	572
* Ritek Corp.	1,178,000	361
AV Tech Co.	57,000	322
U-Ming Marine Transport Corp.	249,000	260
Vanguard International Semiconductor Corp.	259,000	188
		70,571
Thailand (0.6%)
Siam Cement Public Co. Ltd. Non-Voting Depository Receipts	986,200	5,984
Advanced Info Service Public Co. Ltd. (Foreign)	2,406,000	5,660
Siam Cement Public Co. Ltd. (Foreign)	664,300	4,359
Kasikornbank Public Co. Ltd. (Foreign)	1,701,900	2,998
MBK Development Public Co. Ltd. (Foreign)	813,400	1,035
National Finance & Securities Public Co. Ltd. (Foreign)	1,855,000	762
GMM Grammy Public Co. Ltd. Non-Voting
Depository Receipts	997,000	295
Post Publishing Public Co. Ltd. (Foreign)	1,300,000	284
Matichon PLC (Foreign)	625,000	201
GMM Grammy Public Co. Ltd. (Foreign)	642,000	190
		21,768
Turkey (1.6%)
Eregli Demir ve Celik Fabrikalari A.S	1,958,502	11,876
Haci Omer Sabanci Holding A.S	1,413,474	9,956
Turkiye Is Bankasi A.S C Shares	1,162,494	9,651
Tupras-Turkiye Petrol Rafinerileri A.S	543,146	9,559
Turkcell Iletisim Hizmetleri A.S	519,620	3,316
* Petkim Petrokimya Holding A.S	533,110	2,466
Tofas Turk Otomobil Fabrikasi A.S	661,482	2,082
Petrol Ofisi A.S	298,870	1,973
* Dogan Sirketler Grubu Holding A.S	392,086	1,792
KOC Holding A.S	302,234	1,602
* Vestel Elektronik Sanayi ve Ticaret A.S	236,362	965

	Shares	Market Value• ($000)
* Turkiye Garanti Bankasi A.S	257,000	956
Anadolu Efes Biracilik ve Malt Sanayii A.S	16,156	515
Akbank T.A.S	47,134	396
		57,105
United Kingdom (7.4%)
AstraZeneca Group PLC	660,501	33,129
Royal Dutch Shell PLC Class A (Amsterdam Shares)	491,758	15,374
Rio Tinto PLC	276,639	14,166
SABMiller PLC	591,300	11,630
Antofagasta PLC	259,099	9,611
HSBC Holdings PLC	554,442	9,265
British American Tobacco PLC	329,886	7,968
Barclays PLC	633,005	7,380
BAE Systems PLC	998,100	7,265
Royal Dutch Shell PLC Class B	214,522	6,972
HBOS PLC	387,441	6,450
BHP Billiton PLC	310,406	5,682
Hanson Building Materials PLC	397,650	5,187
Pilkington PLC	1,792,500	5,017
Associated British Ports Holdings PLC	391,500	4,892
Marks & Spencer Group PLC	498,756	4,806
Diageo PLC	301,128	4,730
Reckitt Benckiser PLC	131,890	4,622
BAA PLC	312,300	4,491
The Sage Group PLC	899,700	4,285
ICAP PLC	544,600	4,217
Reed Elsevier PLC	440,100	4,206
Capita Group PLC	525,800	4,182
BP PLC	363,800	4,177
Arriva PLC	376,333	4,004
Tesco PLC	699,500	3,999
Next PLC	136,188	3,886
Amvescap PLC	407,600	3,794
Intertek Testing Services PLC	229,900	3,274
Provident Financial PLC	239,056	2,923
Carnival PLC	58,014	2,844
Eircom Group PLC	1,039,833	2,684
Cable and Wireless PLC	1,416,600	2,681
Vodafone Group PLC	1,254,700	2,613
Smiths Group PLC	143,410	2,441
Stagecoach Group PLC	1,204,023	2,396
Ladbrokes PLC	346,300	2,334
* Kazakhmys PLC	124,508	2,313
Hays PLC	813,200	2,281
WPP Group PLC	190,900	2,281
Enterprise Inns PLC	134,800	2,221
Compass Group PLC	548,835	2,168
Enodis PLC	783,600	2,034
* British Airways PLC	325,080	1,989
ITV PLC	949,135	1,961
Rexam PLC	196,300	1,893
* Invensys PLC	4,446,000	1,768
BT Group PLC	396,200	1,525
Boots Group PLC	118,277	1,472
* MyTravel Group PLC A Shares	325,466	1,379
International Power PLC	230,660	1,130
Bunzl PLC	91,233	1,078
Informa PLC	100,300	834
* NETeller PLC	64,859	820
Devro PLC	285,000	629
Sportingbet PLC	68,624	447
Unilever PLC	43,524	444
Homeserve PLC	12,400	311
Kier Group PLC	3,500	102
		260,657
Venezuela (0.1%)
Compania Anonima Nacional Telefonos de Venezuela	112,619	2,385

United States (38.5%)
Consumer Discretionary (6.3%)
Home Depot, Inc.	710,900	30,071
*^ GameStop Corp. Class A	321,300	15,146
Darden Restaurants Inc.	358,900	14,726
Nordstrom, Inc.	246,700	9,666
* Liberty Global, Inc. Class A	431,660	8,836
Harley-Davidson, Inc.	168,500	8,742

	Shares	Market Value• ($000)
* Liberty Global, Inc. Series C	431,660	8,525
Building Materials Holding Corp.	223,800	7,976
* Liberty Media Corp.	884,504	7,262
* Comcast Corp. Special Class A	268,800	7,021
*^ Netflix.com, Inc.	235,411	6,825
Abercrombie & Fitch Co.	116,400	6,786
NIKE, Inc. Class B	78,900	6,714
Whirlpool Corp.	72,800	6,659
Autoliv, Inc.	104,400	5,907
Clear Channel Communications, Inc.	195,300	5,666
* 99 Cents Only Stores	394,700	5,352
*^ Blue Nile Inc.	137,500	4,839
* priceline.com, Inc.	192,500	4,782
* Fleetwood Enterprises, Inc.	417,900	4,668
Dow Jones & Co., Inc.	114,600	4,504
* PRIMEDIA Inc.	2,072,800	4,291
* Discovery Holding Co. Class A	284,850	4,273
* Amazon.com, Inc.	108,600	3,965
International Speedway Corp.	68,950	3,510
Sherwin-Williams Co.	66,500	3,288
Hollinger International, Inc.	381,800	3,199
Blockbuster Inc. Class B	770,100	2,757
* DIRECTV Group, Inc.	159,700	2,619
Men's Wearhouse, Inc.	71,500	2,570
* William Lyon Homes, Inc.	25,900	2,478
Dillard's Inc.	87,400	2,276
* Viacom Inc. Class A	50,300	1,950
CBS Corp. Class A	50,300	1,212
* JAKKS Pacific, Inc.	21,000	562
* Live Nation	24,412	484
Warner Music Group Corp.	17,400	377
^ Movie Gallery, Inc.	88,600	268

Consumer Staples (2.2%)
Costco Wholesale Corp.	554,100	30,010
Archer-Daniels-Midland Co.	377,400	12,699
Altria Group, Inc.	152,900	10,834
Reynolds American Inc.	58,000	6,119
UST, Inc.	134,600	5,599
Pilgrim's Pride Corp.	235,000	5,092
SuperValu Inc.	156,100	4,811
* Gold Kist Inc.	122,300	1,546
Casey's General Stores, Inc.	20,698	473

Energy (5.4%)
ConocoPhillips Co.	718,200	45,354
Devon Energy Corp.	670,200	40,996
Amerada Hess Corp.	193,500	27,554
ExxonMobil Corp.	345,300	21,015
Valero Energy Corp.	259,000	15,483
Apache Corp.	132,500	8,680
Baker Hughes, Inc.	124,300	8,502
Marathon Oil Corp.	108,900	8,295
Chevron Corp.	132,800	7,698
Teekay Shipping Corp.	55,100	2,043
Occidental Petroleum Corp.	18,700	1,733
* Alpha Natural Resources, Inc.	65,600	1,518

Financials (6.9%)
Progressive Corp. of Ohio	319,000	33,259
Lehman Brothers Holdings, Inc.	197,000	28,472
The Hartford Financial Services Group Inc.	310,800	25,035
MetLife, Inc.	377,900	18,279
Moody's Corp.	235,000	16,793
The Chubb Corp.	173,100	16,521
KeyCorp	405,100	14,908
* Berkshire Hathaway Inc. Class B	4,863	14,647
W.R. Berkley Corp.	223,000	12,947
Legg Mason Inc.	71,900	9,011
The Goldman Sachs Group, Inc.	50,700	7,958
Mercury General Corp.	121,900	6,692
Axis Capital Holdings Ltd.	208,335	6,229
MGIC Investment Corp.	88,400	5,890
MBIA, Inc.	93,900	5,646
American Express Co.	107,297	5,638
Assurant, Inc.	83,800	4,127
Aon Corp.	71,600	2,972
Bear Stearns Co., Inc.	16,800	2,330

	Shares	Market Value• ($000)
* CNA Financial Corp.	46,200	1,471
Endurance Specialty Holdings Ltd.	30,273	985
Ameriprise Financial, Inc.	21,459	967
American Financial Group, Inc.	21,700	903
* CompuCredit Corp.	22,700	836
Zenith National Insurance Corp.	11,700	563

Health Care (2.8%)
AmerisourceBergen Corp.	553,200	26,703
* Gilead Sciences, Inc.	394,800	24,564
Schering-Plough Corp.	653,200	12,404
* King Pharmaceuticals, Inc.	655,670	11,310
IMS Health, Inc.	355,630	9,165
Dade Behring Holdings Inc.	156,800	5,599
Bristol-Myers Squibb Co.	206,900	5,092
Alpharma, Inc. Class A	76,400	2,049
* Sierra Health Services, Inc.	31,800	1,294
* Kinetic Concepts, Inc.	20,800	856
*^ SurModics, Inc.	9,200	325

Industrials (4.0%)
CSX Corp.	587,305	35,121
Cummins Inc.	214,700	22,565
Northrop Grumman Corp.	297,100	20,289
* AMR Corp.	400,500	10,833
* Kansas City Southern	368,700	9,107
PACCAR, Inc.	126,400	8,909
Viad Corp.	234,000	8,022
General Dynamics Corp.	98,200	6,283
* Swift Transportation Co., Inc.	186,700	4,057
* US Airways Group Inc.	97,900	3,916
Raytheon Co.	60,800	2,787
J.B. Hunt Transport Services, Inc.	117,700	2,535
Watson Wyatt & Co. Holdings	69,500	2,264
Arkansas Best Corp.	27,600	1,080
* Learning Tree International, Inc.	79,500	964
The Timken Co.	23,200	749
*^ Northwest Airlines Corp. Class A	324,000	145

Information Technology (3.2%)
* Cisco Systems, Inc.	1,055,400	22,871
Hewlett-Packard Co.	351,600	11,568
* Xerox Corp.	712,200	10,825
* Sun Microsystems, Inc.	1,922,300	9,861
* Lucent Technologies, Inc.	2,933,200	8,946
* Komag, Inc.	169,600	8,073
* Superior Essex Inc.	293,200	7,459
* Dell Inc.	245,700	7,312
* Lexmark International, Inc.	133,500	6,058
Microsoft Corp.	170,700	4,645
* DST Systems, Inc.	77,300	4,479
* Agere Systems Inc.	273,670	4,116
* Micron Technology, Inc.	276,100	4,064

Materials (4.7%)
Nucor Corp.	679,900	71,247
Phelps Dodge Corp.	502,400	40,458
Steel Dynamics, Inc.	181,100	10,274
Scotts Miracle-Gro Co.	215,200	9,848
United States Steel Corp.	160,500	9,739
Ashland, Inc.	127,100	9,034
Reliance Steel & Aluminum Co.	58,100	5,457
Florida Rock Industries, Inc.	87,500	4,919
Commercial Metals Co.	22,900	1,225
Louisiana-Pacific Corp.	18,500	503
Metal Management, Inc.	12,300	389

Telecommunication Services (1.9%)
BellSouth Corp.	601,400	20,839
AT&T Inc.	507,216	13,715
Sprint Nextel Corp.	515,746	13,327
* Qwest Communications International Inc.	973,300	6,618
* Cincinnati Bell Inc.	946,300	4,277
CenturyTel, Inc.	81,100	3,173
*^ Level 3 Communications, Inc.	569,000	2,947

	Shares	Market Value• ($000)
Utilities (1.1%)
TXU Corp.	629,600	28,181
Duke Energy Corp.	293,900	8,567
Energen Corp.	19,600	686
		1,344,572
Total Common Stocks (Cost $2,585,828)		3,248,862
	Face Amount ($000)
Convertible Bond (0.1%)
^ Level 3 Communications, Inc. 6.000%, 3/15/10 (Cost $2,450)	4,213	3,344
	Shares
Temporary Cash Investments (9.9%)[1]
Money Market Fund (9.6%)
2 Vanguard Market Liquidity Fund, 4.715%	232,322,577	232,323
2 Vanguard Market Liquidity Fund, 4.715%—Note G	103,711,471	103,711
	Face Amount ($000)
U.S. Agency Obligations (0.3%)
3 Federal Home Loan Mortgage Corp.
4 4.736%, 5/26/06	2,000	1,986
4 4.746%, 6/20/06	5,000	4,949
4 4.749%, 6/20/06	5,000	4,949
Total Temporary Cash Investments (Cost $347,915)		347,918
Total Investments (102.9%) (Cost $2,936,193)		3,600,124
Other Assets and Liabilities (-2.9%)
Other Assets—Note C		112,123
Security Lending Collateral Payable to Brokers—Note G		(103,711)
Other Liabilities		(109,403)
		(100,991)
Net Assets (100%)
Applicable to 165,238,460 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		3,499,133
Net Asset Value Per Share		$21.18

At March 31, 2006, net assets consisted of:5

	Amount ($000)	Per Share
Paid-in Capital	2,765,622	16.73
Undistributed Net Investment Income	6,175.04
Accumulated Net Realized Gains	62,287.38
Unrealized Appreciation (Depreciation) Investment Securities	663,931	4.02
Futures Contracts	1,691.01
Foreign Currencies and Forward Currency Contracts	(573)	.00
Net Assets	3,499,133	$21.18

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 4.1%, respectively, of netassets.
   See Note E in Notes to Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4 Securities with a value of $11,884,000 have been segregated as initial margin for open futures contracts.
5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
   ADR—American Depositary Receipt.

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends[1]	22,180

Interest2	3,113

Security Lending	521

Total Income	25,814

Expenses

Investment Advisory Fees—Note B

Basic Fee	3,485

Performance Adjustment	872

The Vanguard Group—Note C

Management and Administrative	5,190

Marketing and Distribution	399

Custodian Fees	295

Shareholders' Reports	31

Trustees' Fees and Expenses	1

Total Expenses	10,273

Expenses Paid Indirectly—Note D	(32)

Net Expenses	10,241

Net Investment Income	15,573

Realized Net Gain (Loss)

Investment Securities Sold	66,720

Futures Contracts	4,783

Foreign Currencies and Forward Currency Contracts	(1,481)

Realized Net Gain (Loss)	70,022

Change in Unrealized Appreciation (Depreciation)
Investment Securities	228,907

Futures Contracts	537

Foreign Currencies and Forward Currency Contracts	(171)

Change in Unrealized Appreciation (Depreciation)	229,273

Net Increase (Decrease) in Net Assets Resulting from Operations	314,868

1 Dividends are net of foreign withholding taxes of $726,000.
2 Interest income from an affiliated company of the fund was $2,788,000.

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,573	25,957
Realized Net Gain (Loss)	70,022	55,890
Change in Unrealized Appreciation (Depreciation)	229,273	265,299
Net Increase (Decrease) in Net Assets Resulting from Operations	314,868	347,146
Distributions
Net Investment Income	(31,222)	(13,896)
Realized Capital Gain[1]	(56,590)	(17,866)
Total Distributions	(87,812)	(31,762)
Capital Share Transactions—Note H
Issued	1,065,496	1,254,744
Issued in Lieu of Cash Distributions	80,657	28,549
Redeemed	(175,916)	(261,895)
Net Increase (Decrease) from Capital Share Transactions	970,237	1,021,398
Total Increase (Decrease)	1,197,293	1,336,782
Net Assets
Beginning of Period	2,301,840	965,058
End of Period[2]	3,499,133	2,301,840

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $20,164,000 and $8,933,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed net investment income of $6,175,000 and $18,617,000.

Financial Highlights

For a Share Outstanding	Six Months Ended Mar. 31,	Year Ended Sept. 30,	Nov. 1, 2003, to Sept. 30,	Year Ended October 31,
Throughout Each Period	2006	2005	2004[1]	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$19.72	$16.08	$14.46	$10.48	$11.31	$13.71	$14.10

Investment Operations

Net Investment Income	.100	.25	.191	.12	.09	.13	.26

Net Realized and Unrealized Gain (Loss) on Investments	2.035	3.87	1.624	3.96	(.36)	(1.10)	.37

Total from Investment Operations	2.135	4.12	1.815	4.08	(.27)	(.97)	.63

Distributions

Dividends from Net Investment Income	(.240)	(.21)	(.130)	(.08)	(.12)	(.26)	(.18)

Distributions from Realized Capital Gains	(.435)	(.27)	(.065)	(.02)	(.44)	(1.17)	(.84)

Total Distributions	(.675)	(.48)	(.195)	(.10)	(.56)	(1.43)	(1.02)

Net Asset Value, End of Period	$21.18	$19.72	$16.08	$14.46	$10.48	$11.31	$13.71

Total Return[2]	11.13%	25.99%	12.64%	39.25%	-2.78%	-7.72%	4.45%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$3,499	$2,302	$965	$664	$223	$144	$140

Ratio of Total Expenses to
Average Net Assets[3]	0.74%[4]	0.80%	0.90%[4]	1.05%	1.19%	1.08%	0.70%

Ratio of Net Investment
Income to Average
Net Assets	1.13%[4]	1.60%	1.47%[4]	1.14%	0.86%	1.10%	1.88%

Portfolio Turnover Rate	79%[4]	83%	19%	13%	14%	27%	31%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.
2 Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
3 Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.06%, 0.08%, 0.11%, 0.17%, 0.13%, and (0.22%).
4 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund files reports with the SEC under the company name Vanguard Horizon Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to U.S., European, and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP and Acadian Asset Management, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Marathon Asset Management LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. The basic fee of Acadian Asset Management, Inc., is subject to quarterly adjustments based on performance since December 31, 2004, relative to the Morgan Stanley Capital International All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the six months ended March 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets before an increase of $872,000 (0.06%) based on performance.

In April 2006, the board of trustees approved the addition of a third investment advisor, AllianceBernstein L.P., to manage a portion of the fund’s assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $361,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $24,000 and custodian fees by $8,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2006, the fund realized net foreign currency losses of $888,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2006, the fund realized gains on the sale of passive foreign investment companies of $4,095,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at March 31, 2006, was $3,773,000.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $660,158,000, consisting of unrealized gains of $700,128,000 on securities that had risen in value since their purchase and $39,970,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2006, the aggregate settlement value of open futures contracts expiring through June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	314	102,309	253

Dow Jones EURO STOXX 50 Index	698	32,108	124

Topix Index	186	27,295	995

FTSE 100 Index	228	23,635	(70)

S&P ASX 200 Index	137	12,606	323

MSCI Taiwan Index	191	5,337	66

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2006, the fund had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)				Unrealized Appreciation (Depreciation)
Contract Settlement Date	Receive		Deliver		($000)

6/21/06	EUR	26,585	USD	32,323	(124)

6/14/06	JPY	3,213,130	USD	27,493	(30)

6/21/06	GBP	13,655	USD	23,708	(214)

6/21/06	AUD	17,607	USD	12,540	(239)

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $34,000 resulting from the translation of other assets and liabilities at March 31, 2006.

F. During the six months ended March 31, 2006, the fund purchased $1,793,912,000 of investment securities and sold $1,047,812,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2006, was $97,637,000, for which the fund received cash collateral of $103,711,000.

H. Capital shares issued and redeemed were:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
	Shares (000)	Shares (000)

Issued	53,149	69,584

Issued in Lieu of Cash Distributions	4,143	1,626

Redeemed	(8,794)	(14,502)

Net Increase (Decrease) in Shares Outstanding	48,498	56,708

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006

Global Equity Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return	$1,000.00	$1,111.27	$3.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.24	3.73

1	The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.74%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 29 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Global Equity Fund Adds an Investment Advisor

The board of trustees of Vanguard Global Equity Fund has announced the broadening of the fund’s advisory team with the addition of AllianceBernstein L.P. The fund now features a team of three accomplished advisory firms.

After careful consideration, the fund’s board of trustees concluded that AllianceBernstein’s investment philosophy and capabilities will benefit the Global Equity Fund’s overall portfolio without changing the fund’s fundamental character.

AllianceBernstein is a New York-based investment research and management firm. The firm had total assets under management of about $580 billion as of December 31, 2005. AllianceBernstein has managed assets for Vanguard since 1999. The firm’s global equity products are overseen by a cross-border team comprising Chief Investment Officer of Global Value Equities Sharon Fay and Portfolio Managers Kevin Simms and Henry D’Auria.

The addition of AllianceBernstein is not expected to materially change the fund’s expense ratio. Also, the addition will not affect the fund’s investment objective, policies, or strategies.

Additional information

Global Equity Fund has entered into a new investment advisory agreement with AllianceBernstein in addition to the fund’s current agreements with Marathon Asset Management LLP and Acadian Asset Management, Inc. The fee schedules for the advisory services provided by these two current advisors have not changed.

Under the terms of the fund’s agreement with AllianceBernstein, effective April 18, 2006, the fund will pay AllianceBernstein a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the portion of the fund managed by the advisor during the quarter. The quarterly payments to AllianceBernstein may be increased or decreased by applying a performance adjustment.

AllianceBernstein’s fee may be increased or decreased, based on the cumulative total performance of the portion of the fund managed by AllianceBernstein over a trailing 60-month period as compared with that of the MSCI All Country World Index over the same period. For the fiscal year ended September 30, 2005, the base advisory fee paid to all investment advisors of the Global Equity Fund was $4.4 million, or 0.27% of the fund’s average net assets. With the addition of AllianceBernstein, the fund’s total annual investment advisory fees are not expected to increase materially. This does not reflect any potential adjustments based on the performance of assets managed by any advisor.

The Global Equity Fund receives corporate management, administrative, distribution, and certain investment advisory services on an at-cost basis from The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482.

Board approval of the investment advisory agreement with AllianceBernstein L.P.

With respect to its portion of the Global Equity Fund, each advisor is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and the officers and trustees of the fund. The fund’s board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

The Global Equity Fund’s board of trustees retained AllianceBernstein under the terms of a new investment advisory agreement effective April 18, 2006. The board’s decision to hire AllianceBernstein as part of the fund’s multimanager structure was based upon the board’s most recent evaluation of the fund’s current investment staff, portfolio management process, and investment advisory arrangements. In considering whether to approve the agreement, the board engaged in arms-length discussions with AllianceBernstein and considered the following factors, among others:

• The board considered the benefits to shareholders of adding AllianceBernstein as a third advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by AllianceBernstein. The board concluded that hiring AllianceBernstein is in the best interest of fund shareholders because adding AllianceBernstein as an advisor would allow the fund to retain its character as a diversified global equity offering invested across developed and emerging-markets countries and sectors in all capitalizations. The board noted that the team responsible for implementing AllianceBernstein’s investment strategy uses a disciplined fundamental strategy. Further, the board concluded that AllianceBernstein is a high-quality manager with a track record of consistent success and dedication to a value mandate similar to the fund’s. In addition, the board observed that AllianceBernstein is an investment management firm founded in 1971. The board concluded that the cross-border team responsible for implementing AllianceBernstein’s global investment strategy has an average of two decades of investment experience. The fund will have a mix of three differentiated, active managers: two investing in a traditional fundamental management style and the third employing quantitative management. The board concluded that this combination provides an attractive blend of proven managers and should benefit fund shareholders over the long term.

• Because the investment advisory arrangement with AllianceBernstein is an initial advisory agreement, the board analyzed the performance of other funds and accounts managed by the firm. The board concluded that AllianceBernstein’s other investment portfolios have strong investment returns and have posted competitive results by outperforming relevant benchmarks and competitors over various time periods, both short- and long-term.

• The board considered the advisory fee schedule and estimated expense ratio of the fund and compared them with the average advisory fee and expense ratio for the fund’s peer group. The board concluded that, after the addition of AllianceBernstein, the fund’s advisory fee and expense ratio are not expected to materially increase and would remain significantly below the advisory fee rates and expense ratios of the fund’s peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the AllianceBernstein advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees have ensured that, if the portion of the fund managed by AllianceBernstein continues to grow, investors will capture economies of scale in the form of a lower advisory fee ratio.

• The board concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action that is in the best interest of the fund and its shareholders was to approve the agreement and hire AllianceBernstein.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board may, at any time, reallocate the fund’s assets among the fund’s advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with AllianceBernstein.

Background information on AllianceBernstein L.P.

The managers primarily responsible for overseeing AllianceBernstein’s portion of the Global Equity Fund’s investments are:

Sharon E. Fay, CFA, Executive Vice President, Chairman and Chief Investment Officer–Global Value Equities, Chair of Global Value Investment Policy Group, portfolio manager; in investment management since 1986. Education: B.A., Brown University; M.B.A., Harvard University.

Kevin F. Simms, Co-Chief Investment Officer-International Value Equities, Director of Research-Global and International Value Equities, portfolio manager; in investment management since 1992. Education: B.S.B.A., Georgetown University; M.B.A., Harvard University.

Henry S. D'Auria, CFA, Co-Chief Investment Officer-International Value Equities, Chief Investment Officer-Emerging Markets Equities, portfolio manager; in investment management since 1983. Education: B.A., Trinity College.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

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logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

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Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

VANGUARD HORIZON FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.